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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STR Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 25, 2011

Dear Stockholder:

        It is my pleasure to invite you to STR Holdings, Inc.'s 2011 annual meeting of stockholders. The meeting will be held on Tuesday, May 24, 2011, at 10:00 a.m., Eastern Time, at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095 (Tel. No. 860-688-7500).

        Details regarding admission to the meeting and the business to be conducted are described in the Notice of 2011 Annual Meeting of Stockholders and Proxy Statement following this letter. We have also made available a copy of our 2010 Annual Report to Stockholders and proxy card with this proxy statement.

        We have provided access to our proxy materials over the Internet under the Securities and Exchange Commission's "e-proxy" rules. We believe that this e-proxy process expedites stockholders' receipt of proxy materials.

        We encourage you to access and review all the important information contained in the proxy materials before voting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Investor Relations section of our website at www.strholdings.com.

        Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in the accompanying proxy statement and proxy card.

        Thank you for supporting STR Holdings, Inc. We look forward to seeing you at our annual meeting.

Sincerely,

Dennis L. Jilot
Chairman, President and Chief Executive Officer

STR HOLDINGS, INC.
1699 King Street, Suite 400
Enfield, Connecticut 06082
NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m., Eastern Time, Tuesday, May 24, 2011
PLACE	Hartford/Windsor Marriott Airport Hotel 28 Day Hill Road, Windsor, Connecticut 06095 Phone: (860) 688-7500
ITEMS OF BUSINESS	(1)	To elect ten members of the board of directors, whose terms are described in the proxy statement.
	(2)	To conduct an advisory vote on executive compensation.
	(3)	To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.
	(4)	To approve the STR Holdings, Inc. 2010 Employee Stock Purchase Plan.
	(5)	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011.
	(6)	To transact such other business as may properly come before the meeting and any adjournment thereof.
RECORD DATE	You are entitled to vote only if you were a stockholder of STR Holdings, Inc. ("STR") as of the close of business on April 7, 2011.
MEETING ADMISSION
You are entitled to attend the annual meeting only if you were an STR stockholder as of the close of business on the record date or hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement issued prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.
The annual meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in process.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You may vote your shares by completing and returning the proxy card sent to you. Most stockholders may also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You may revoke a proxy at any time prior to its exercise at the meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the annual meeting.

Alan N. Forman Vice President, General Counsel and Secretary

The Company's proxy materials for the 2011 annual meeting of stockholders and Form 10-K are also available at the Investor Relations section of our website at www.strholdings.com.

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STR HOLDINGS, INC.
1699 King Street, Suite 400
Enfield, Connecticut 06082

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

General Information

        Why am I receiving these materials?    STR Holdings, Inc. ("STR" or "the Company" or "we") has made these materials available to you on the Internet and has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at our annual meeting of stockholders, which will take place on Tuesday, May 24, 2011 at 10:00 a.m., Eastern Time, at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095 (Tel. No. 860-688-7500). On approximately April 25, 2011, STR began mailing proxy materials to its stockholders. On that date, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on the Investor Relations section of our website at www.strholdings.com. The proxy materials are available free of charge. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

        What information is contained in this proxy statement?    The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance and information about our board of directors, and certain other required information.

        I share an address with another stockholder, and we received only one set of the proxy materials. How may I obtain an additional set of the proxy materials?    We have adopted a procedure called "householding" which the Securities and Exchange Commission ("SEC") has approved. Under this procedure, we are delivering a single set of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate set of proxy materials to any stockholder at a shared address to which we delivered a single set of any of these documents. To receive a separate set of these proxy materials, stockholders may write, e-mail or call us at the following address:

Investor Relations
STR Holdings, Inc.
1699 King Street, Suite 400
Enfield, CT 06082
E-mail: investorinfo@strus.com
(860) 758-7339

        Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        How do I get electronic access to the proxy materials?    To view our proxy materials online, please go to the Investor Relations section of our website at www.strholdings.com.

        What items of business will be voted on at the annual meeting?    The items of business scheduled to be voted on at the annual meeting are:

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  The election of Dennis L. Jilot, Scott S. Brown, Robert M. Chiste, John A. Janitz, Uwe Krueger, Andrew M. Leitch, Jason L. Metakis, Dominick J. Schiano, Susan C. Schnabel and Ryan M. Sprott as directors;

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  The advisory vote on executive compensation;

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  The advisory vote on the frequency of holding future advisory votes on executive compensation;

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  The approval of the STR Holdings, Inc. 2010 Employee Stock Purchase Plan; and

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  The ratification of the appointment of PricewaterhouseCoopers LLP as STR's independent registered public accounting firm for the fiscal year ending December 31, 2011.

        We will also consider any other business that may properly come before the annual meeting.

        How does the board of directors recommend that I vote?    Our board of directors recommends that you vote your shares (1) FOR each of the nominees to the board of directors, (2) FOR the approval of the compensation of STR's named executive officers, (3) the approval of an advisory vote on executive compensation every THREE years, (4) FOR the approval of the STR Holdings, Inc. 2010 Employee Stock Purchase Plan, and (5) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

        What shares may I vote?    Each share of STR common stock issued and outstanding as of the close of business on the record date (April 7, 2011) for the 2011 annual meeting of stockholders, is entitled to be voted on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. On the record date, we had 41,506,391 shares of common stock issued and outstanding.

        How many votes am I entitled to per share?    Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the record date.

        What is the difference between holding shares as a stockholder of record and as a beneficial owner?    Most STR stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you by STR. As the stockholder of record, you have the right to grant your voting proxy directly to STR or to vote in person at the annual meeting. You may also vote by mail, on the Internet or by telephone. Please follow the voting instructions on the proxy card included with these proxy materials.

  Beneficial Owner

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote your shares, and you are also invited to attend the annual meeting.

        Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you first obtain a "legal proxy" from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and below under the heading "How can I vote my shares without attending the annual meeting?"

        How may I attend the annual meeting?    You are entitled to attend the annual meeting only if you were an STR stockholder as of the record date or you hold a valid proxy for the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement issued prior to April 7, 2011, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

        If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

        Please let us know if you plan to attend the annual meeting by marking the appropriate box on the enclosed proxy card, or, if you vote by telephone or Internet, by indicating your plans when prompted.

        The meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin at 9:00 a.m. and you should allow ample time for the check-in procedures.

        How may I vote my shares in person at the annual meeting?    Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you first obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

        How may I vote my shares without attending the annual meeting?    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting.

        If you are a stockholder of record, you may vote by proxy by using one of the following methods:

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  CALL (1-800-652-8683) from the United States, Canada and Puerto Rico (this call is toll free) to vote by telephone anytime up to 7:00 a.m. Eastern Time, on May 24, 2011, and follow the simple instructions provided in the recorded message.

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  GO TO THE WEBSITE: (www.investorvote.com/STR) to vote over the Internet anytime up to 7:00 a.m., Eastern Time on May 24, 2011, and follow the simple instructions provided on that site.

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  COMPLETE, SIGN, DATE AND MAIL your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Computershare Trust Company, N.A., STR's transfer agent, prior to the commencement of the annual meeting at 10:00 a.m. Eastern Time, on May 24, 2011, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

        If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or you may also vote by mail by following the voting instructions provided to you by your broker, bank, trustee or nominee.

        May I change my vote?    You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to STR's Corporate Secretary at STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082 prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously-granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

        Is my vote confidential?    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within STR or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to STR management.

        How many shares must be present or represented to conduct business at the annual meeting?    The quorum requirement for holding the annual meeting and transacting business is that the holders of record of a majority of the voting power of the issued and outstanding shares of common stock of STR entitled to vote at the meeting must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

        How may I vote on each of the proposals?    In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHOLD" with respect to one or more of the nominees. With respect to Proposal No. 3, the advisory vote on the frequency of holding future advisory votes on executive compensation, you may vote "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN". For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN".

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

        What is a broker non-vote?    A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

        How are shares held by a broker or nominee voted?    Under New York Stock Exchange ("NYSE") rules, the ratification of the selection of an independent registered public accounting firm (Proposal No. 5), is considered a "routine" matter, and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. However, brokers may not vote on the other proposals contained in this proxy statement which are considered "non-routine" proposals, unless they have received voting instructions from the beneficial owner. To the extent that they have not received voting instructions, brokers report such number of shares as "non-votes".

        What is the voting requirement to approve each of the proposals?

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  With respect to Proposal No. 1, the election of directors, under our Bylaws, we have adopted a "majority voting" standard for the election of directors. Under this standard, each of the ten nominees for election as a director shall be elected to the board of directors if the votes cast for each nominee's election exceed the votes cast (which includes votes "WITHHOLD") against each nominee's election; provided, however, that directors shall be elected by a plurality of the votes to be cast at any meeting of stockholders for which the election of the directors is "contested" by one or more stockholders, as specified in our Bylaws. Our Corporate Governance Guidelines describe the policies and procedures that the board of directors will follow if one or more nominees fails to receive the required vote in an uncontested director election. See "—Corporate Governance—Director Elections".

    Proxies marked "WITHHOLD" authority for the election of any director nominee will be included in the tally of "votes cast" with respect to that nominee for purposes of our majority voting Bylaw. Accordingly, a vote to withhold authority for the election of any director nominee will have the same effect as a negative vote with respect to the nominee(s). Broker non-votes are not counted in the determination of votes cast, and, thus, do not have a direct effect on the outcome of voting for directors.

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  With respect to Proposal No. 2, to approve, on an advisory basis, the Company's executive compensation, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to adopt the proposal. Abstentions will, therefore, have the same effect as negative votes. Broker non-votes will have no effect for the purpose of determining whether the proposal has been approved.

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  With respect to Proposal No. 3, to approve, on an advisory basis, the frequency of the advisory vote on executive compensation, the frequency receiving the greatest number of votes (one, two or three years) will be considered the frequency approved by stockholders. Abstentions and broker non-votes will have no effect on the vote.

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  With respect to Proposal No. 4, to approve the STR Holdings, Inc. 2010 Employee Stock Purchase Plan, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to adopt the proposal. Abstentions will, therefore, have the same effect as negative votes. Broker non-votes will have no effect for the purpose of determining whether the proposal has been approved.

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  With respect to Proposal No. 5, to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to ratify the proposal. Abstentions will, therefore, have the same effect as negative votes.

        NYSE rules do not allow brokers discretionary authority to vote in the election of directors, in the approval, on an advisory basis, of executive compensation or in the approval, on an advisory basis, of the vote on the frequency of future advisory votes on executive compensation or on the approval of the STR Holdings, Inc. 2010 Employee Stock Purchase Plan. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on those proposals. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted in these matters.

        Is cumulative voting permitted for the election of directors?    No. You may not cumulate your votes for the election of directors.

        What happens if additional matters are presented at the annual meeting?    Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Dennis L. Jilot and Barry A. Morris, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

        Who will serve as inspector of elections?    The inspector of elections will be a representative from Computershare Trust Company, N.A.

        Who will bear the cost of soliciting votes for the annual meeting?    STR will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We have engaged Georgeson Inc. to assist us in the distribution of proxy materials described above for a service fee and the reimbursement of customary out-of-pocket disbursements.

        Where can I find the voting results of the annual meeting?    We intend to announce preliminary voting results at the annual meeting and publish final results in a current report on Form 8-K filed not later than four (4) business days following the date of the annual meeting. We also plan to disclose the preliminary vote results and the final vote results on the Investor Relations section of our website not later than four (4) business days after the annual meeting.

        What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?    Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to STR's Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2012 annual meeting of stockholders, the Corporate Secretary of STR must receive the written proposal at our principal executive offices no later than December 26, 2011; provided, however, that in the event that we hold our 2012 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2011 annual meeting, we will disclose the new deadline by which stockholders' proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

STR Holdings, Inc.
Attn: Corporate Secretary
1699 King Street, Suite 400
Enfield, Connecticut 06082

        Our Bylaws also establish an advance-notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors, or (3) properly brought before the meeting by a record stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2012 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

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  not earlier than the close of business on January 25, 2012, and

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  not later than the close of business on February 24, 2012.

        In the event that we hold our 2012 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2011 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

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  the 10th day following the day on which notice of the meeting date is mailed, or

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  the 10th day following the day on which public disclosure of the meeting date is made.

        If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

        May I nominate candidates for director?    You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee's name, qualifications for membership on our board of directors and should be directed to the Corporate Secretary of STR at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see "—Corporate Governance" and "—Nominating and Corporate Governance Committee".

        In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under "—What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?" for stockholder proposals that are not intended to be included in our proxy statement.

        Where can I find a copy of STR's Bylaws?    A copy of our Bylaws is available in the Investor Relations section of our website at www.strholdings.com. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Available Information

        STR stockholders are invited to visit the "Corporate Governance" portion of our corporate website located at www.strholdings.com on the "Investor Relations" page under the link "Corporate Governance". At this page, we have provided copies of the following documents:

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  Charter of the Audit Committee

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  Charter of the Compensation Committee

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  Charter of the Nominating and Corporate Governance Committee

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  Certificate of Incorporation

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  Bylaws

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  Corporate Governance Guidelines

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  Code of Business Conduct and Ethics

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  Code of Ethics for the CEO, CFO and Other Senior Officers

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  Regulation FD Policy

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  Related Person Transaction Policy

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  Complaint Procedures for Accounting and Auditing Matters

Information contained on any of the Company's websites is not deemed to be a part of this proxy statement.

        The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the SEC, quarterly reports on Form 10-Q, current reports on Form 8-K and other required reports and information. Additional copies of the 2010 Annual Report on Form 10-K filed by the Company, including the financial statements and schedule, but without exhibits, will be mailed to any stockholder upon written request without charge. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. Stockholders may request this information by phone at 860-758-7339, by e-mail to investorinfo@strus.com, or by mail to Yujia Zhai, Investor Relations, STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082.

CORPORATE GOVERNANCE

Overview

        STR is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers and employees, known as the STR Code of Business Conduct and Ethics. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, Bylaws and board committee charters, form the framework for STR's corporate governance. The STR Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available at www.strholdings.com on the "Investor Relations" page under the link "Corporate Governance".

Board of Directors

        Composition.    Our business and affairs are managed under the direction of our board of directors (the "Board"). Our Bylaws provide that our Board will consist of between three and fifteen directors. Our board of directors is composed of ten directors. Each of our executive officers has been appointed by our board of directors and will serve until his or her successor is duly appointed and qualified.

        Independence.    Our Board affirmatively determined that Messrs. Brown, Chiste, Krueger, Leitch, Janitz, Metakis, Schiano and Sprott and Ms. Schnabel are independent directors under the applicable rules of the NYSE and that Messrs. Brown, Chiste and Leitch are also independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.

        Lead Director.    Annually, the Board shall appoint from among its independent members an individual to serve as Lead Director. Susan C. Schnabel currently serves as our Lead Director. The Lead Director performs the following roles and functions:

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  serve as a member of the nominating and corporate governance committee;

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  serve as Chair of the Board's executive sessions of independent directors;

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  serve as Chair of the Board's meetings at which the Chairman/CEO is not in attendance;

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  serve as a liaison between the Chairman/CEO and the independent directors, which shall include facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company's management;

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  oversee the Board's annual self evaluation;

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  consult with each committee with respect to its annual evaluations;

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  provide counsel to the Chairman/CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and

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  such other responsibilities as the Board may delegate from time to time.

        Executive Sessions of Independent Directors.    The independent directors of the Board will hold at least two regularly-scheduled executive sessions each year without non-independent directors present, with the Lead Director presiding as Chair.

        Director Qualification Standards.    The Board is responsible for selecting its own members and in recommending them for election by the stockholders. The Board delegates the screening process involved to the nominating and corporate governance committee which considers candidates to fill newly-created directorships or vacancies on the Board, and then consults with the Chairman/CEO after which it provides recommendations to the full Board. These recommendations are reviewed and approved by the full Board before an invitation is extended to the candidate. The Board seeks members with diverse business and professional backgrounds with outstanding integrity, judgment and such other skills and experience that will enhance the Board's ability to serve the best interests of STR and its stockholders. Once the Board has made the determination to add a new director, the invitation to join the Board should be extended by the Chairman/CEO. The Board does not believe it should establish term limits for directors.

        Board Diversity.    The Board seeks a diverse group of candidates who at a minimum possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The nominating and corporate governance committee makes recommendations to the Board concerning the composition of the Board and its committees including size and qualifications for membership. The nominating and corporate governance committee evaluates prospective nominees against the standards and qualifications set forth in the Company's Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate, including: the need for the Board, as a whole, to be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The nominating and corporate governance committee also may consider the extent to which the candidate would fill a present need on the Board.

        Our directors and nominating and corporate governance committee consider these criteria each year as they determine the slate of directors to recommend to the Board for election at our annual meeting. Our directors and nominating and corporate governance committee also consider these criteria each time a new director is recommended for election to the Board. The Board believes that its implementation of this policy is effective in considering the diversity of the members of the Board.

        Director Elections.    In accordance with the Company's Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board's nominees in an election for directors, or if our stockholders have withdrawn all such nominations not later than the day before the Company mails its notice of meeting to our stockholders, a director election is not "contested" and a majority voting standard applies, whereby a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. For purposes of this policy, the term "votes cast" includes votes to withhold authority and excludes abstentions with respect to that director's election. The policies of the Company with respect to a failure to receive the required vote in an uncontested election are as follows:

  •
  the Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next meeting at which they face re-election and (ii) Board acceptance of such resignation.

  •
  in addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors described above.

  •
  if an incumbent director fails to receive the required vote for re-election, the nominating and corporate governance committee will act on an expedited basis to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any direction regarding that resignation. The nominating and corporate governance committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation, including the director's qualifications, the director's past and expected future considerations to the Company, the overall composition of the Board and whether accepting the tender registration would cause the Company to fail to meet any applicable rule or regulation (including securities exchange listing requirements and federal securities laws). The Board will act on the tender resignation, and publicly disclose its decision and rationale, within 90 days following certification of the stockholder vote, in a press release and through the filing of a Form 8-K with the SEC.

  •
  if no directors receive the requisite vote in an uncontested election, the incumbent Board will nominate a new slate of director candidates and hold a special meeting for the purpose of electing those nominees within 180 days after the certification of the stockholder vote unless the incumbent directors determine that holding such election is not in the best interests of the Company and its stockholders. If such a special meeting is held in accordance with the preceding sentence, the incumbent directors shall resign with their resignations to be effective at the time that new directors are elected and qualified.

        The foregoing policies are subject to change if the directors believe changes to the policy are in the best interests of the Company and its stockholders.

        Communications with Directors.    Interested persons may communicate directly with any director, the independent directors as a group or the Board as a whole by sending such communication by fax, telephone or regular mail to the Company, attention: Company Secretary, who will forward the communication to the intended recipient. Communications may also be sent via electronic mail to the following e-mail address: STR.Board@strus.com, which is accessible via a link at the Company's corporate website. Such communications may also be forwarded to them by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board c/o the Company's Secretary. The Secretary will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-employee directors, to the Lead Director who will report thereon to the non-employee directors.

        Selection of Chairman and CEO.    The Board will determine whether the positions of Chairman and CEO should be held by the same person based on what it reasonably determines to be in the Company's best interests at a given point in time. Therefore, the Board does not have a policy on whether or not the role of the Chairman and CEO should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee.

        Currently, the Company's leadership structure does not separate the role of the Chairman and CEO. The Board believes that the Company's CEO is best suited to serve as Chairman of the Board because he is the director most experienced in the Company's business and industry, and most capable of effectively identifying strategic priorities and leading discussions on and execution of the Company's strategy. However, as the Company's operations continue to expand, the Board will continually reassess the Company's leadership structure.

        Board Leadership Structure and Role in Risk Oversight.    STR is led by Dennis L. Jilot who has served as our President and Chief Executive Officer since 1997 and our Chairman, President and Chief Executive Officer since 2002. Each of the standing committees of the Board is chaired by an independent director and each of our standing committees is comprised entirely of independent directors under NYSE rules. The audit committee is comprised of three directors, all of whom are independent and Andrew M. Leitch is the Chair. Under our Corporate Governance Guidelines, a copy of which is available on our website at www.strholdings.com, if the Chairman of the Board is an executive officer or employee of the Company, then the Board shall appoint, from among the independent directors, a Lead Director.

        Our Board has discussions with the Company's management to understand opportunities and threats to the Company's objectives and long-term vitality. Such discussions entail a detailed review of the current business environment, financial results and the overall competitive landscape. The Board also discusses with management, the Company's policies and procedures regarding risk assessment, risk appetite and overall risk management. The Board also discusses the processes management has taken to monitor, manage and communicate such exposures.

        Risk management is an integral part of Board and committee deliberations throughout the year. As a part of its oversight function, the Board monitors how management manages the Company. When making any decisions and approving strategies the Board considers, among other things, the risks and vulnerabilities the Company faces, including operational and regulatory risks, their relative magnitude and management's plan for mitigating these risks. The audit committee considers risk issues associated with the Company's overall financial reporting, disclosure process and legal compliance. In addition to its regularly-scheduled meetings, the audit committee meets with the Chief Financial Officer, Controller and Principal Accounting Officer, Vice President and General Counsel, Chief Compliance and Internal Audit Director and the independent registered public accounting firm in executive sessions at least quarterly. The nominating and corporate governance committee discusses legal compliance risks and issues at its regularly-scheduled meetings and meets with the outside legal counsel and officers of the Company during such meetings. The audit committee and the Board annually review an assessment of the primary operational and regulatory risks facing the Company, their relative magnitude and management's plan for mitigating these risks. In addition, the Board discusses risks related to the Company's business strategy at periodic strategic planning meetings and at other meetings as appropriate.

        In particular, the Company has begun a formal implementation of enterprise risk management. During each board meeting, the Chairman/CEO presents STR's corporate strategy to the Board. Each element of the corporate strategy includes a risk assessment related to the successful obtainment of such objectives, both on an inherent risk and residual risk basis along with management controls covering such risks and identified recent and future management actions to turn identified risks into opportunity. The Board assesses such risks and provides insight and feedback to management in relation to its process for identifying, monitoring and addressing risks as well as on its progression on reaching corporate objectives.

        We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company for a number of reasons, the most significant of which are the following:

  •
  a combined Chairman and Chief Executive Officer role allows for more productive meetings. The Chief Executive Officer is the individual selected by the Board to manage the Company on a day-to-day basis, and his direct involvement in the Company's operations makes him best positioned to lead productive strategic planning sessions and determine the time allocated to each agenda item in discussions of the Company's short- and long-term objectives.

  •
  our Board structure provides strong oversight by independent directors and, in addition, a majority of our operations are subject to extensive regulation. Our Lead Director's responsibilities include leading executive sessions of the Board during which our independent directors meet without management.

  •
  recognizing there may be a circumstance where a stockholder or other interested party's interest should be represented independent of management, a key responsibility of the Lead Director is to receive, review and, where necessary, act upon direct communications from stockholders and other interested parties.

Committees of the Board

        Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board has three committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each Board committee operates pursuant to a written charter. Copies of the committee charters are available on the Investor Relations section of STR's website at www.strholdings.com on the "Corporate Governance" page under the respective committee charter links.

        In 2010, the full Board met six (6) times; the audit committee met seven (7) times, the compensation committee met four (4) times and the nominating and corporate governance committee met (4) times. Directors are strongly encouraged, but not required, to attend the annual meeting of stockholders. At our 2010 annual meeting, all directors serving at the time were present.

        The following table shows the membership of these committees. All of the directors attended at least 75% of the total of all the meetings of the Board and Board committees on which he or she served during fiscal year 2010.

Name	Audit	Compensation	Nominating and Corporate Governance
Dennis L. Jilot
Robert M. Chiste	X
Scott S. Brown	X
John A. Janitz
Andrew M. Leitch	X
Dr. Uwe Krueger			X
Dominick J. Schiano
Jason L. Metakis		X
Susan C. Schnabel		X	X
Ryan M. Sprott		X	X

        Audit Committee.    We have an audit committee consisting of Messrs. Leitch, Brown and Chiste, with Mr. Leitch serving as Chair of the audit committee. The audit committee has responsibility for, among other things:

  •
  overseeing management's maintenance of the reliability and integrity of our accounting policies and financial reporting processes, our disclosure practices and the audits of our financial statements;

  •
  overseeing management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning;

  •
  overseeing management's establishment and maintenance of processes to assure our compliance with all applicable laws, regulations and corporate policy;

  •
  engaging independent counsel and other advisers as the audit committee deems necessary;

  •
  reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

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  reviewing and assessing the adequacy of a formal written charter on an annual basis;

  •
  preparing the audit committee report required by SEC rules to be included in our annual report;

  •
  reviewing and approving all related person transactions for potential conflict of interest situations on an ongoing basis;

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  determining compensation of and reviewing the performance of the independent accountants and appointing or terminating the independent accountants and considering and approving, in advance, any non-audit services proposed to be performed by the independent accountants; and

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  handling such other matters that are specifically delegated to the audit committee by our Board from time to time.

        Our board of directors affirmatively determined that Messrs. Leitch, Brown and Chiste meet the definition of "independent directors" for purposes of serving on an audit committee under applicable SEC and NYSE rules. In addition, our Board has determined that each member of our audit committee is financially literate and Mr. Leitch qualifies as our "audit committee financial expert". Mr. Leitch currently serves on the audit committee of four public companies (including us). In accordance with our Audit Committee Charter, these obligations have been disclosed to the Board. The Board determined that serving on a total of four audit committees does not impair Mr. Leitch's ability to effectively serve on our audit committee.

        Compensation Committee.    We have a compensation committee consisting of Messrs. Sprott, Metakis and Ms. Schnabel, with Mr. Sprott serving as Chair of the compensation committee. The compensation committee has responsibility for, among other things:

  •
  recommending to our Board for consideration the compensation and benefits of our executive officers and key employees;

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  monitoring and reviewing our compensation and benefit plans;

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  administering our stock and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Board concerning these matters;

  •
  preparing the compensation committee report required by SEC rules to be included in our annual report;

  •
  preparing recommendations and periodic reports to the Board as appropriate; and

  •
  handling such other matters that are specifically delegated to the compensation committee by our Board from time to time.

        Compensation Committee Interlocks and Insider Participation.    None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee. No interlocking relationship exists between any member of the compensation committee (or other committee performing equivalent functions) of any other company.

        Nominating and Corporate Governance Committee.    We have a nominating and corporate governance committee consisting of Ms. Schnabel and Messrs. Krueger and Sprott, with Ms. Schnabel serving as Chair of the nominating and corporate governance committee. The nominating and corporate governance committee has responsibility for, among other things:

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  recommending persons to be selected by our Board as nominees for election as directors and to fill any vacancies on the Board;

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  reviewing annually Board composition, including independence, judgment, business specialization, technical skills, diversity and other desired qualities;

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  considering and recommending to our Board qualifications for the position of director and policies concerning the composition of the Board;

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  monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;

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  considering and recommending to our Board other actions relating to corporate governance; and

  •
  handling such other matters that are specifically delegated to the nominating and corporate governance committee by our Board from time to time.

        Nomination of Director Candidates.    The Board is responsible for selecting director candidates and in recommending them for election by stockholders. The Board delegates the screening process involved to the nominating and corporate governance committee which considers candidates in light of the qualification standards and Board diversity objectives discussed above under the headings "—Director Qualification Standards" and "—Board Diversity". The Board's policy is that all director candidates, including those who may be recommended to the Board by STR's stockholders, will be evaluated on the same basis. In August 2010, STR announced the appointment of two independent directors, Robert M. Chiste and Dr. Uwe Krueger, to its board of directors. Both Mr. Chiste and Dr. Krueger were recommended by other directors of the Company.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors Elected Annually

        STR's directors are elected each year by the stockholders at the annual meeting. On the recommendation of the nominating and corporate governance committee, the Board has nominated the ten directors named below for election as directors this year. Each director's term will last until the 2012 annual meeting of stockholders or until he or she is succeeded by another director who has been elected.

Director Nominee Experience and Qualifications

        The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and background in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board's membership criteria described below.

        STR's Corporate Governance Guidelines contain the current Board membership criteria under the headings "Director Qualification Standards" and "Board Diversity" that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with the longstanding STR values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and have sufficient time to carry out their duties and provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. Each director must represent the interest of all stockholders of STR. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

        STR stockholders may recommend director candidates for consideration by the nominating and corporate governance committee. If a stockholder wishes to recommend a candidate for consideration by the nominating and corporate governance committee, the stockholder should provide the candidate's name and qualifications for membership on our Board, as well as the information specified in Article II, Section 10 of our Bylaws with respect to the candidate, to the Corporate Secretary at the address set forth in the Questions and Answers section of this proxy statement.

Information about the Nominees for Election to the Board

        The following information is furnished with respect to each nominee for election as a director. All of the nominees currently are serving as directors. If a nominee is unavailable to serve as a director, your proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected at the annual meeting. The ages of the nominees are as of April 7, 2011.

        The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The biographies of each of the nominees and continuing directors below contain information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the person should serve as a director for the Company in 2011.

Dennis L. Jilot, 63, has been our President and Chief Executive Officer and a director since 1997 and has been our Chairman since 2002. Prior to joining us, Mr. Jilot was Executive Vice President of Corning Clinical Laboratories, President and Chief Executive Officer of Corning Nichols Institute and President and Chief Operating Officer of MetPath Incorporated. Mr. Jilot holds a B.S. from the University of Wisconsin at Stevens Point and completed the Executive M.B.A. program at the University of Virginia Darden School of Business.
Mr. Jilot was selected to serve on our Board in light of his substantial experience as a director and our Chairman, his long history of senior executive leadership positions at other large companies, his in-depth understanding of our business and the markets in which we compete and the continuity his service provides to our Board as a whole.

Scott S. Brown, 54, has served on our Board since our initial public offering in November 2009. Mr. Brown is the Chief Executive Officer and Managing Partner of New Energy Capital family of companies, manager of NEC Cleantech Infrastructure Fund LP, which invests in, owns and operates renewable energy and distributed generation projects. He has held that position since 2004. Between 2001 and December 2003, Mr. Brown was Chief Executive Officer of Sinclair Brown Associates, a management and investment consulting firm. Previously, Mr. Brown was on the founding management team of First Solar and President and Chief Executive Officer of Glasstech Solar, Inc., a manufacturer of semiconductor equipment for the photovoltaic industry. Between 1998 and 2005, Mr. Brown was a member of the National Advisory Board of the National Renewable Energy Laboratory. He holds a B.A. from Dartmouth College and a J.D. from Harvard Law School.

Mr. Brown was selected to serve on our Board in light of his extensive experience in the fields of renewable energy, corporate governance and project development, his experience as a well-known industry speaker for clean energy and his in-depth understanding of the solar business and the markets in which we compete.

Robert M. Chiste, 63, has served on our board of directors since August 2010. Mr. Chiste is an Executive in Residence with the Silicon Valley venture capital firm El Dorado Ventures, where he leads the firm's cleantech activities. He is also Principal of Sorfina Capital focusing on early stage cleantech and bio-technology companies. He served as Chairman, President and CEO of Comverge, Inc. (NASDAQ: COMV) from 2001 until his retirement in 2009. As a private investor, he co-founded technology systems management solutions provider TriActive, Inc., on-demand fuel industry software provider FuelQuest, Inc., and internet industrial products auction company iMark, Inc. Mr. Chiste was Vice Chairman, President and CEO of publicly-traded Allwaste, Inc., and was founder, President and CEO of American National Power, Inc., a subsidiary of Transco Energy Company. Mr. Chiste currently serves on the board of directors of AisRe and TriActive, Inc. Mr. Chiste received a B.A. from the College of New Jersey and J.D. and M.B.A. degrees from Rutgers University.

Mr. Chiste was selected to serve on our Board in light of his extensive experience in the fields of renewable energy, his extensive experience serving as CEO of public companies, and his director experience.

John A. Janitz, 68, has served on our Board since June 2007. Mr. Janitz has been Chairman and Co-Founding Partner at Evergreen Capital Partners LLC, an investment firm that provides advisory services to and co-invests with private equity firms under exclusive contractual arrangements. Evergreen provided these services to DLJ Merchant Banking Partners from March 2007 to April 2010 and has been engaged by TowerBrook Capital Partners L.P. since May 2010. From October 2003 to March 2007, he served as Co-Managing Principal for Questor Management Company, a turnaround capital investment firm based in Michigan. Mr. Janitz engaged in various advisory and consulting arrangements with several private equity firms from October 2001 until February 2003. Prior to joining Questor, from 1999 to 2001 Mr. Janitz was President and Chief Operating Officer of Textron, a NYSE-listed multi-industry company. Before Textron, Mr. Janitz was an Executive Vice President with TRW, an international company providing advanced technology products and services. In addition, he served as President of Wickes Manufacturing Company ("Wickes"), and held a number of key executive positions with Wickes' predecessor company, Gulf & Western Industries, Inc. Mr. Janitz serves as a director of Hilex Poly Co. LLP. Mr. Janitz holds a B.S. from Villanova University and an M.B.A. from Eastern Michigan University.

Mr. Janitz was selected to serve on our Board in light of his valuable leadership experience, his extensive experience serving as a director for both public and private companies, his prior senior executive experience and his significant operational and strategic business expertise.

Dr. Uwe Krueger, 46, has served on our board of directors since August 2010. Prior to joining us, Dr. Krueger served as CEO of Oerlikon Group from 2007 to 2009, a Swiss company, whose six business units included a solar division. He began his career at the international strategy consulting firm, A.T. Kearney, followed by several positions at Hochtief AG, an international provider of construction services, airport management, contract mining and real estate development services. Posts at Hochtief AG included Senior Vice President and Chairman of Turner International (a subsidiary of Hochtief AG); CEO of Central Eastern Europe; Senior Vice President of Corporate Development and Vice President and Controller. He currently serves on the advisory board of San Diego-based Zementis, Inc., and is President of Cleantech Switzerland, a Swiss export platform that provides support to companies in the area of sustainability on behalf of the Swiss Federal Government. He also serves as a board member to Ontex S.A. in Belgium, a company that is privately held by TPG and Goldman Sachs Capital Partners. Previous board memberships included several Oerlikon and Hochtief associated entities in the United States, Europe and Asia. Dr. Krueger received his undergraduate degree in chemistry and physics and his PhD in complex system theory and brain research from the University of Frankfurt.

Dr. Krueger was selected to serve on our Board in light of his significant expertise in global business and extensive management and operating experience. Because of his vast international experience, Dr. Krueger is able to provide valuable leadership as STR continues to expand globally, particularly in high-growth emerging markets.

Andrew M. Leitch, 67, has served on our Board since our initial public offering in November 2009. Mr. Leitch was a senior partner with Deloitte & Touche LLP for over 27 years, last serving as the Vice Chairman of the Management Committee, Hong Kong from September 1997 through his retirement in March 2000. Mr. Leitch has served as a director, chairman of the board and member of the audit committee and compensation committees of Blackbaud Inc., as a director and chairman of the audit committee of Cardium Therapeutics Inc. and as a director of the audit committee of L&L Energy since February 2004, August 2007 and February 2011, respectively. Mr. Leitch served as director and chairman of the audit committee of Aldila, Inc. from May 2004 through February 2010. Mr. Leitch also serves as a director of various private companies. He is a Certified Public Accountant in the state of New York, and a Chartered Accountant in Ontario, Canada.

Mr. Leitch was selected to serve on our Board in light of his extensive experience as a director of various public and private companies, serving as the chairman of certain boards and audit committees and as a member of certain compensation committees and governance committees, and his extensive understanding of U.S. and international financial accounting principles, systems of internal control and corporate governance principles.

Jason L. Metakis, 34, has served on our Board since June 2007. Mr. Metakis joined Donaldson, Lufkin and Jenrette's Investment Banking Division in 1999 and DLJ Merchant Banking Partners in 2001, and is currently a Principal of DLJ Merchant Banking Partners. Mr. Metakis is also a director of Peach Group Holdings Inc. and is currently serving or has recently served as a director or board observer of other private companies. Mr. Metakis received an A.B. from Harvard College and an M.B.A. from Harvard Business School.
Mr. Metakis was selected to serve on our Board in light of his substantial business background in finance, capital markets, strategic planning and mergers and acquisitions.

Dominick J. Schiano, 56, has served on our Board since June 2007. Since March 2007, Mr. Schiano has been President and Co-Founding Partner at Evergreen Capital Partners LLC, an investment firm that provides advisory services to and co-invests with private equity firms under exclusive contractual arrangements. Evergreen provided these services to DLJ Merchant Banking Partners from March 2007 to April 2010 and has been engaged by TowerBrook Capital Partners L.P. since May of 2010. From September 2003 to March 2007, he served as a Managing Director of Questor Management Company. From 1997 to 2003, he served at Textron, Inc. as Executive Vice President and Chief Financial Officer of Textron Fastening Systems, Inc. and of Textron Automotive Co. Inc., and most recently, as Executive Vice President and General Manager at Textron Fastening Systems, Inc.—Threaded Products Group. Prior to that, Mr. Schiano held roles of increasing responsibility in finance, mergers and acquisitions, strategic planning and operations at Emerson Electric Co., Gulf+Western Industries Inc., Wickes Companies, Inc. and TRW Inc. Mr. Schiano has served as a director and member of the audit committee of Material Sciences Corporation since July 2007. Mr. Schiano also serves as a director of Hilex Poly Co. LLP. Mr. Schiano attended Long Island University.

Mr. Schiano was selected to serve on our Board in light of his significant experience in senior management and directorships with senior executive responsibilities in the areas of finance, mergers and acquisitions, operations and business strategy development and his extensive business acumen.

Susan C. Schnabel, 49, has served on our Board since June 2007. Ms. Schnabel is Co-Head of DLJ Merchant Banking Partners where she has served as a Managing Director since 1998. Ms. Schnabel joined Donaldson, Lufkin and Jenrette's Investment Banking Division in 1990. In 1997, she left Donaldson, Lufkin and Jenrette's Investment Banking Division to serve as Chief Financial Officer of PetSmart, Inc., a specialty retailer of pet products and supplies, and joined DLJ Merchant Banking Partners in her present capacity in 1998. Ms. Schnabel served as a director of Pinnacle Gas Resources, Inc. from June 2005 to January 2011 and Rockwood Holdings, Inc. from August 2004 to January 2009. Ms. Schnabel received a B.S. from Cornell University and an M.B.A. from Harvard Business School.

Ms. Schnabel was selected to serve on our Board in light of her leadership, business experience, and experience serving as a director on 2 public and 12 private boards in the past five years. She has extensive knowledge of various industries and significant expertise in corporate governance principles.

Ryan M. Sprott, 38, has served on our Board since June 2007. Mr. Sprott is co-founder and Managing Partner of Great Range Capital, a Midwest-focused private equity firm based in Kansas City. Prior to founding Great Range Capital, Mr. Sprott worked for DLJ Merchant Banking Partners, as Managing Director and Partner. Prior to joining the private equity division, he worked in the Natural Resources Group of Credit Suisse's Investment Banking Division. Mr. Sprott was a director of Hard Rock Hotel Holdings until March 2011 and served as a director of HealthMarkets from April 2009 to April 2010. He also serves as a director of various private equity companies. Mr. Sprott received a B.S. and an M.B.A. from the University of Kansas.

Mr. Sprott was selected to serve on our Board in light of his sound energy industry experience, vast understanding of our industry and experience serving as a director of two other public companies and eight other private companies in the past five years.

Recommendation

  Our Board recommends a vote "FOR" the ten nominees for the Board of Directors.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables STR stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

        STR has a "pay-for-performance" philosophy that forms the foundation of all decisions regarding compensation of STR's named executive officers. This compensation philosophy, and the program structure approved by the compensation committee, is central to STR's ability to attract, retain and motivate individuals who can achieve superior financial results. This approach, which has been used consistently over the years, has resulted in STR's ability to attract and retain the executive talent necessary to guide STR during a period of tremendous growth and transformation. Please refer to "Executive and Director Compensation—Compensation Discussion and Analysis" for an overview of the compensation of STR's named executive officers.

        We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under "Executive Compensation—Compensation Discussion and Analysis", the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

        This vote is advisory and, therefore, not binding on STR, the compensation committee of the Board, or the Board. Our Board, STR and the compensation committee value the opinions of STR stockholders and to the extent there is any significant vote against the named executive officers compensation as disclosed in this proxy statement, we will consider those stockholders' concerns, and the compensation committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

        The affirmative vote of a majority of the shares of STR common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

Recommendation

        Our Board recommends a vote "FOR" the approval of the compensation of STR's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

 PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        The Dodd-Frank Act also enables STR stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of STR's named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years.

        After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote once every three years is appropriate for STR and its stockholders at this time.

Vote Required

        The affirmative vote of a majority of the shares of STR common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

Recommendation

        Our Board recommends a vote for the approval of once every "THREE" years advisory vote on the compensation of STR's named executive officers.

 PROPOSAL NO. 4

APPROVAL OF STR HOLDINGS, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN

        On November 9, 2010, the Board adopted the STR Holdings, Inc. 2010 Employee Stock Purchase Plan (the "2010 ESPP") and reserved 500,000 shares of STR common stock for issuance thereunder. The 2010 ESPP will be effective upon its approval by the STR stockholders.

        STR stockholders are being asked to approve the 2010 ESPP and the Board's reservation of shares under the 2010 ESPP for the purpose of qualifying such shares for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Summary of the 2010 ESPP

        The principal features of the 2010 ESPP are summarized below. The following summary of the 2010 ESPP does not purport to be a complete description of all the provisions of the 2010 ESPP. It is qualified in its entirety by reference to the complete text of the 2010 ESPP, which is in Annex A of this proxy statement. Any STR stockholder who wishes to obtain a copy of the 2010 ESPP may do so upon written request to the Company's Corporate Secretary at STR's principal executive offices.

        General.    The purpose of the 2010 ESPP is to provide employees of STR and its designated subsidiaries with an opportunity to purchase STR common stock through accumulated payroll deductions.

        Administration.    The 2010 ESPP is administered by a committee (the "Committee") appointed by the Board, and will consist of two or more directors. Unless otherwise determined by the Board, the compensation committee will serve as the Committee under the 2010 ESPP. The Committee has full power to interpret the 2010 ESPP, and the decisions of the Board and the Committee are final and binding upon all participants.

        Eligibility.    Any employee of STR or any designated subsidiary of STR who has completed one year of continuous employment with STR or a designated subsidiary on a given Enrollment Date (as defined below) will be eligible to participate in the 2010 ESPP beginning on that Enrollment Date, subject to the administrative rules established by the Committee. An employee is generally defined as an individual who is an employee of the Company or its designated subsidiaries for tax purposes who is regularly employed for 20 hours per week for more than five months in any calendar year. However, no employee is eligible to participate in the 2010 ESPP to the extent that, immediately after the grant, that employee would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any subsidiary, or to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at anytime. As of March 31, 2011, approximately 1,800 STR employees, including three executive officers, were eligible to participate in the 2010 ESPP.

        Participation in an Offering.    The 2010 ESPP is implemented by offering periods lasting for three months (an "Offering Period"). If stockholders approve the 2010 ESPP, the first three-month Offering Period will begin on July 1, 2011. Common stock is purchased under the 2010 ESPP every three months on the 15th day of the first month following the close of the Offering Period (or the next trading day thereafter if the 15th day of such month is not a trading day) (an "Exercise Date"), unless the participant becomes ineligible to participate, withdraws from the 2010 ESPP or terminates employment earlier. The Enrollment Date is the first day of the Offering Period. To participate in the 2010 ESPP, each eligible employee must authorize contributions pursuant to the 2010 ESPP, which shall be made only by payroll deductions. Such payroll deductions may not exceed 10% (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of a participant's eligible compensation and are also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at any time, but no more than four times in any calendar year and at no time may such rate of contribution exceed 10%.

        On the Enrollment Date of each Offering Period, each eligible employee participating in such Offering Period will be granted an option to purchase on the Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's common stock determined by dividing such employee's payroll deductions accumulated during an Offering Period and retained in the participant's account as of the Exercise Date for such Offering Period by the applicable Purchase Price (defined below). Subject also to the limitations discussed above, an employee may not purchase more than 1,000 shares of common stock in any Offering Period.

        Purchase Price; Shares Purchased.    Shares of common stock may be purchased under the 2010 ESPP at a price equal to 90% of the fair market value of the common stock on the Exercise Date; however, the Committee has the discretion to adjust the purchase price in the future. On December 31, 2010, the closing price per share of STR common stock was $20.00. The number of whole shares of common stock a participant purchases in each Offering Period is determined by dividing the total amount of the participant's contributions during that Offering Period by the purchase price, subject to the 1,000 share limit.

        Termination of Employment.    Termination of a participant's employment for any reason, including death, automatically cancels his or her option and participation in the 2010 ESPP. In such event, the contributions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those contributions.

        Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.    Subject to any required action by the stockholders of STR, in the event that STR common stock is changed by reason of any stock split, stock dividend, combination, reclassification or other similar changes in STR's capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the 2010 ESPP, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a dissolution or liquidation of STR, the Offering Period will be accelerated to a new Exercise Date (the "New Exercise Date") before the proposed dissolution or liquidation of STR and the participant's options shall be exercised automatically on the New Exercise Date, unless the participant has previously withdrawn from the Offering Period in accordance with the 2010 ESPP. In the event of a proposed sale of all or substantially all of the assets of STR or the merger or consolidation of STR with another company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period will be accelerated to a New Exercise Date that is set before the date of STR's proposed sale or merger. The participant's option shall be exercised automatically on the New Exercise Date, unless the participant has previously withdrawn from the Offering Period in accordance with the 2010 ESPP.

        Amendment and Termination of the Plan.    The Board may terminate or amend the 2010 ESPP at any time and for any reason, subject to exceptions set forth in the 2010 ESPP. The Company will obtain any necessary stockholder approvals to comply with Section 423 of the Code, securities laws and regulations and stock exchange requirements. The 2010 ESPP will continue until January 15, 2021, unless otherwise terminated by the Board.

        Withdrawal.    Generally, a participant may withdraw from the 2010 ESPP by giving written notice to the Company no less than 15 days prior to the date of withdrawal in a manner determined by the Committee. A participant's withdrawal from an Offering Period will not affect his or her eligibility to participate in succeeding Offering Periods.

        New Plan Benefits.    Because benefits under the 2010 ESPP will depend on employees' elections to participate and the fair market value of STR common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2010 ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the 2010 ESPP.

U.S. Federal Income Tax Consequences

        If STR stockholders approve this proposal, the 2010 ESPP, and the right of participants to make purchases thereunder, is intended to qualify as an "employee stock purchase plan" under the provisions of Section 423 of the Code. Under those provisions, no income will be taxable to a participant until the shares purchased under the 2010 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon whether the holding period(s) set forth in Section 423 of the Code have been satisfied. If the shares are sold or otherwise disposed of more than two years from the applicable Enrollment Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the amount received upon such sale or disposition over the purchase price, or (ii) an amount equal to 10% of the fair market value of the shares as of the Enrollment Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally as measured by the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. STR is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to STR.

        The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and STR with respect to the 2010 ESPP based upon the U.S. federal income tax laws in effect as of the date of this proxy statement. It is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable or the gift, estate, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, STR advises all recipients to consult their own tax advisor concerning the tax implications of participation in the 2010 ESPP.

 Vote Required

        Approval of the 2010 ESPP requires the affirmative vote of a majority of the shares of STR common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

Recommendation

        Our Board recommends a vote "FOR" the approval of the STR Holdings, Inc. 2010 Employee Stock Purchase Plan.

 PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The audit committee of the Board has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2011. Since February 22, 2008, PricewaterhouseCoopers LLP has served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" below.

        Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

        Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative votes of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote in the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of PricewaterhouseCoopers LLP.

        Appointment of the Company's independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the audit committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP and may retain that firm, or another, without resubmitting the matter to the Company's stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Recommendation

        Our Board recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Named Executive Officers

        For 2010, our named executive officers were:

  •
  Dennis L. Jilot, Chairman, President and Chief Executive Officer;

  •
  Barry A. Morris, Executive Vice President and Chief Financial Officer;

  •
  Robert S. Yorgensen, Vice President and President, STR Solar;

  •
  Mark A. Duffy, Vice President and President, STR Quality Assurance, who resigned in December 2010; and

  •
  Alan N. Forman, Vice President and General Counsel, who we hired in May 2010.

Overview and Process

        Our compensation committee, which consists entirely of independent directors, has overall responsibility for evaluating and approving the compensation of our executive officers and overseeing and administering our executive compensation programs and initiatives. As we continue to gain experience as a public company since our initial public offering in November 2009, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve. For example, over time we may reduce our reliance upon subjective determinations made by our Board in favor of a more empirically-based approach that involves benchmarking against peer companies.

        Each of our named executive officers has entered into an employment agreement with us, in each case that provides for annual base salary increases that are in the sole discretion of our Board, bonus compensation pursuant to our management incentive plan based upon mutually-agreed-upon goals with the Board and eligibility to receive incentive stock-based compensation.

Principles of Our Executive Compensation Program

        We have sought to create an executive compensation program that balances short-term versus long-term payments and awards, cash payments versus equity awards and fixed versus contingent payments and awards in ways that we believe are most appropriate to motivate our executive officers. Our executive compensation program is designed to:

  •
  attract and retain talented and experienced executives in the competitive solar manufacturing and quality assurance industries;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

  •
  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

  •
  foster a shared commitment among executives by aligning their individual goals with the goals of the executive management team and our Company; and

  •
  compensate our executives in a manner that incentivizes them to manage our Company to meet our long-range objectives.

        Our compensation committee meets outside the presence of all of our executive officers, including the named executive officers, to consider appropriate compensation for our Chairman/CEO. For all other named executive officers, the compensation committee meets outside the presence of all executive officers except our Chairman/CEO. Since our initial public offering, our Chairman/CEO reviews annually with the compensation committee each other named executive officer's performance and recommends appropriate base salary, cash performance awards and grants of long-term equity incentive awards for all other executive officers. Based on these recommendations from our Chairman/CEO and in consideration of the objectives described above and the principles described below, the compensation committee approves the annual compensation packages of our executive officers other than our Chairman/Chief Executive Officer. The compensation committee also annually analyzes our Chairman/Chief Executive Officer's performance and determines his base salary, cash performance awards and grants of long-term equity incentive awards based on its assessment of his performance with input from any consultants engaged by the compensation committee. We did not utilize any compensation consultants in setting 2010 compensation.

        In determining the compensation of our executive officers, we are guided by the following key principles:

  •
  Competition.  Compensation should reflect the competitive marketplace, so we can retain, attract and motivate talented executives.

  •
  Accountability for Business Performance.  Compensation should be tied to our financial performance to hold executives accountable for their contributions to our performance as a whole through the performance of aspects of our business for which they are responsible.

  •
  Accountability for Individual Performance.  Compensation should be tied to the individual's performance to encourage and reflect individual contributions to our performance. We consider individual performance as well as performance of the businesses and responsibility areas that an individual oversees, and we weigh these factors we consider appropriate in assessing a particular individual's performance.

  •
  Alignment with Stockholder Interests.  Compensation should be tied to our financial performance through equity awards to align the interests of our executive officers and key employees with those of our stockholders.

  •
  Fair and Equitable Compensation.  The total compensation program should be fair and equitable to both our executive officers and our stockholders and should be fair relative to the compensation paid to other professionals in our organization.

Components of Our Executive Compensation Program

        Our executive compensation program currently consists of:

  •
  base salary;

  •
  cash incentive awards linked to corporate and business segment performance under our management incentive plan;

  •
  periodic grants of long-term equity-based compensation, such as restricted stock, stock options and performance-based shares;

  •
  other executive benefits and perquisites; and

  •
  employment agreements, which contain termination and change of control benefits.

        We combine these elements in order to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other senior personnel with those of our stockholders.

        Base Salary.    The primary component of compensation of our executives has historically been base salary. We believe that the base salary element is required in order to provide our executive officers with a stable income stream that is commensurate with their responsibilities and competitive market conditions. The base salary of our named executive officers is reviewed on an annual basis.

        Mr. Jilot's 2010 base salary was $500,000 pursuant to the terms of his employment agreement which was the same as 2009 and 2008.

        For 2010, each of Messrs. Morris and Yorgensen received a base salary of $261,660, which included increases to their 2009 base salaries based on merit and cost-of-living adjustments.

        Mr. Duffy's 2010 annual base salary pursuant to his employment agreement was $252,308, which included increases to his 2009 base salary based on merit and cost-of-living adjustments. His 2009 salary was determined to be equal to the 2009 base salary of his predecessor. Mr. Duffy's base salary of $81,731 in 2009 was the pro-rata share of his annual salary amount based upon his start date in August 2009.

        Mr. Forman's 2010 annual base salary pursuant to his employment agreement was $235,000. Mr. Forman's base salary of $149,135 in 2010 was the pro-rata share of his annual salary amount based upon his start date in May 2010.

        For the year ended December 31, 2008, the base salaries of Messrs. Morris and Yorgensen were established pursuant to their respective employment agreements. For 2008, our compensation committee made recommendations to the non-employee members of our Board as to the base salary to be paid to Mr. Jilot, our Chairman, President and Chief Executive Officer, based upon:

  •
  his background and circumstances, including his experience and skills;

  •
  our knowledge of the competitive factors within the industries in which we operate;

  •
  his job responsibilities; and

  •
  our expectations as to the performance and contributions of Mr. Jilot and our judgment as to his potential future value to us.

        Historically, we have not applied specific formulas to set base salaries, nor have we sought to benchmark base salaries against similarly situated companies.

        The base salaries paid to our named executive officers in 2010, 2009 and 2008 are set forth below in the Summary Compensation Table.

        Cash Incentive Awards.    We believe that cash incentive awards focus our executive officers' efforts and reward executive officers for annual results of operations that help create value for our stockholders. For 2010, our cash incentive awards for our named executive officers were tied to the achievement of STR's fully diluted non-GAAP EPS and EBITDA targets set forth for each named executive officer pursuant to our management incentive plan. Pursuant to Mr. Jilot's individual targets set forth pursuant to our management incentive plan, Mr. Jilot was eligible to receive a bonus payment of up to 100% of his base salary as of January 1, 2010, and each of Messrs. Morris and Yorgensen were eligible to receive a bonus payment of up to 80% of such officer's base salary as of January 1, 2010. Mr. Duffy was eligible to receive up to 60% of his base salary as of January 1, 2010. In the fourth quarter of 2010, Mr. Duffy resigned his position as President of STR Quality Assurance to seek other opportunities. While Mr. Duffy remained at his position until December 31, 2010, based upon the terms of his employment agreement, he was not eligible to receive a bonus payment for 2010. In 2010,

Mr. Forman was eligible to receive a bonus payment of not less than a pro-rata share for the portion of the year ended December 31, 2010 in which he was employed by us of up to 70% of his base salary as of May 3, 2010. In 2011, each of Messrs. Jilot, Morris, Yorgensen and Forman will be eligible to receive a bonus payment up to 150%, 100%, 100% and 80% respectively of such officer's base salary as of January 1, 2011.

        The financial performance criteria established for the named executive officers in connection with the management incentive plan for 2010 were as follows:

  Dennis L. Jilot

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	25.0%	50.0%	100.0%

Total	25.0%	50.0%	100.0%

  Barry A. Morris

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	20.0%	40.0%	80.0%

Total	20.0%	40.0%	80.0%

  Robert S. Yorgensen

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—50%	10.0%	20.0%	40.0%
Solar EBITDA—50%	10.0%	20.0%	40.0%

Total	20.0%	40.0%	80.0%

  Mark A. Duffy (Resigned as of 12/31/10)

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—50%	7.5%	15.0%	30.0%
QA EBITDA—50%	7.5%	15.0%	30.0%

Total	15.0%	30.0%	60.0%

  Alan N. Forman

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	17.5%	35.0%	70.0%

Total	17.5%	35.0%	70.0%

        We calculated our 2010 cash incentive awards as follows:

  •
  If a Threshold performance amount is not met, no cash award is granted to the executive officer for that performance objective.

  •
  If a performance objective meets or exceeds our Threshold performance amount but does not meet our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective. The Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
EBITDA Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
  •
  If a performance objective meets our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Target Bonus Percentage for such performance objective.

  •
  If a performance objective exceeds our Target performance amount but does not meet our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective, up to the Maximum Bonus Percentage. Such Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
EBITDA Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
  •
  If a performance objective exceeds our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Maximum Bonus Percentage for such performance objective.

        The specific 2010 amounts associated with the Threshold, Target and Maximum performance amounts for Messrs. Jilot, Morris and Forman are set forth in the table below.

Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	$0.95	$1.06	$1.17

        The specific 2010 amounts associated with the Threshold, Target and Maximum performance amounts for Mr. Yorgensen are set forth in the table below (Solar EBITDA's dollars in thousands).

Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—50%	$0.95	$1.06	$1.17
Solar EBITDA—50%	$71,660.0	$79,622.2	$87,584.4

        The specific 2010 amounts associated with the Threshold, Target and Maximum performance amounts for Mr. Duffy are set forth in the table below (QA EBITDA's dollars in thousands).

Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—50%	$0.95	$1.06	$1.17
QA EBITDA—50%	$22,106.0	$24,562.2	$27,018.4

        The actual amount of the annual cash performance bonus paid or awarded to a named executive is subject to the discretion of our compensation committee, and the amount can be impacted by significant external events, individual employment status and unusual business events. As a result, our Board may from time to time exercise its discretion and award annual cash performance bonuses in excess of the performance achieved by named executives or reduce or eliminate annual cash performance bonuses to named executives who had achieved their performance goals. In 2009, Messrs. Morris and Yorgensen were given a transaction bonus for work related to our initial public offering, as set forth in the "Bonus" column in the Summary Compensation Table. The actual management incentive plan bonuses paid for each named executive are reflected in the column entitled "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table set forth herein. The tables below reflect the actual performance achieved in 2010 for the above-mentioned performance metrics (Segment EBITDA dollars in thousands).

Objective	Actual
STR fully diluted non-GAAP EPS(1)	$1.52
Solar EBITDA(2)	$114,936
QA EBITDA(2)	$15,542

(1)
STR's fully diluted non-GAAP EPS for purposes of the 2010 management incentive plan is net income not including the tax effected impact of amortization of deferred financing costs, stock-based compensation, intangible asset amortization expense and secondary offering expense divided by the weighted-average common shares outstanding.

(2)
Solar EBITDA or QA EBITDA, as applicable, for purposes of the 2010 management incentive plan is Adjusted EBITDA, or Adjusted EBITDA for such segment, plus expenses related to our secondary public offering, plus loss on disposal of fixed assets and plus bonus expense.

        For example, we calculated our cash incentive award in 2010 for Mr. Jilot as follows:

        In 2010, our actual fully diluted non-GAAP EPS was $1.52 and exceeded our Maximum performance amount of $1.17. Therefore, Mr. Jilot was entitled to an award equal to the product of (i) his Base Salary and (ii) the Maximum Bonus Percentage for such performance objective. In 2010, (i) Mr. Jilot's salary was $500,000 and (ii) the Maximum Bonus Percentage for this performance objective was 100% and, therefore, he received an award of $500,000 when we exceeded our Maximum performance amount, which is reported in column (5) of the Summary Compensation Table.

        In 2010, we engaged Mercer LLC as compensation consultants to benchmark our executive compensation program against a peer group consisting of solar, quality assurance and chemical companies. They assessed our executive compensation and executive performance measures and recommended changes to our annual performance incentive targets and long-term incentive vehicles. Based on their study and recommendations, for 2011 we have aligned executive base salaries generally to the market median. Based upon the attainment of annual performance goals, we have targeted total cash compensation and total direct compensation under our management incentive plan to be between the median to the 75th percentile of pay for comparable positions at our peer group companies. Accordingly, we have increased our annual target performance thresholds to assure that maximum incentive attainment is more difficult to achieve to motivate and encourage executives to drive performance. Conversely, we have lowered our minimum annual target threshold to provide more opportunity for all non-executive participants in STR's annual incentive plan to attain an incentive reward.

        In 2011, the financial performance criteria established for the named executive officers in connection with the management incentive plan for 2011 are as follows:

  Dennis L. Jilot

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	37.5%	75.0%	150.0%

  Barry A. Morris

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	25.0%	50.0%	100.0%

  Robert S. Yorgensen

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—50%	12.5%	25.0%	50.0%
Solar EBITDA—50%	12.5%	25.0%	50.0%

Total	25.0%	50.0%	100.0%

  Alan N. Forman

Performance Objective & Weight	Threshold	Target	Maximum
STR fully diluted non-GAAP EPS—100%	20.0%	40.0%	80.0%

        For 2011, our cash incentive awards will be calculated as follows:

  •
  If a Threshold performance amount is not met, no cash award is granted to the executive officer for that performance objective.

  •
  If a performance objective meets or exceeds our Threshold performance amount but does not meet our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective. The Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
EBITDA Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9

  •
  If a performance objective meets our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Target Bonus Percentage for such performance objective.

  •
  If a performance objective exceeds our Target performance amount but does not meet our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective, up to the Maximum Bonus Percentage. Such Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
EBITDA Bonus Multiplier:
10	x	Actual performance amount Target performance amount	—	9
  •
  If a performance objective exceeds our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Maximum Bonus Percentage for such performance objective.

        The amounts associated with the Threshold, Target and Maximum performance amounts for the named executive officers in 2011 are likely to result in bonus payments to such executives.

        Long-Term Equity-Based Compensation.    We believe that our long-term performance is fostered by a compensation methodology that compensates executive officers through the use of equity-based awards, such as stock options, restricted stock awards and other rights to receive compensation based on the value of our common stock. We also believe that when our executive officers possess an ownership interest in us, they have a continuing stake in our long-term success.

        In connection with our initial public offering on November 6, 2009, our Board adopted a new equity benefit plan pursuant to which a total of 4,750,000 shares of our common stock were authorized for issuance. In connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees and directors options to purchase a total of 2,721,073 shares of our common stock at an exercise price equal to the initial public offering price, including option grants to Messrs. Jilot, Morris, Yorgensen and Duffy to purchase 402,812, 379,758, 441,010 and 461,966 shares of our common stock, respectively. In addition, in connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees options to purchase 774,612 shares of our common stock at exercise prices ranging from $12.81 to $21.50, including option grants at an exercise price of $12.81 to Messrs. Jilot, Morris and Yorgensen to purchase 209,505, 122,211 and 200,775 shares of our common stock, respectively. In order to maintain the economic incentives set forth in the original units granted to our current executive officers, directors and employees, our compensation committee decided to grant options to such individuals in connection with our initial public offering and our corporate reorganization. The options granted in connection with our initial public offering to Messrs. Jilot, Morris and Yorgensen, as well as to other employees that held Class C, D, and E units, began to vest on January 31, 2010 and vest proportionately and on the same schedule as their Class C, D and E units that converted into our common stock (including restricted common stock) in connection with our corporate reorganization. The options received by Messrs. Morris and Yorgensen in respect of their Class B units vested in full on January 31, 2010. Mr. Duffy's options vested over a period from January 31, 2010 through September 30, 2014. In December, Mr. Duffy resigned from his position effective December 31, 2010. During the period between January 31, 2010 and the effective date of his resignation, 123,190 options vested. On December 3, 2010, Mr. Duffy exercised 75,000 options and had 48,190 vested options remaining at year end that remained exercisable for 90 days. On February 4, 2011, Mr. Duffy exercised his remaining 48,190 of vested options. The compensation committee of our Board will determine, subject to the employment agreements, any future equity awards that each named executive officer will be granted pursuant to the 2009 Equity Incentive Plan. Shares subject to awards that expire or are cancelled or forfeited, or that are repurchased by us pursuant to the terms of the agreements, will again become available for issuance under the plan.

        In 2010, Mr. Forman, pursuant to his employment agreement, was granted an option to purchase 125,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant, which was $23.06. The options vest monthly over four years from the grant date after May 2010, beginning June 30, 2010.

        Restricted Common Stock.    Shares of restricted common stock are awards of our common stock that vest in accordance with the terms and conditions established in the applicable governing document. Holders of restricted common stock have all rights with respect to voting and dividends as holders of our common stock.

        Other Executive Benefits and Perquisites.    We provide the following benefits to our executive officers on the same basis as other eligible employees:

  •
  health and dental insurance;

  •
  life insurance;

  •
  long-term and short-term disability;

  •
  a 401(k) and profit sharing plan; and

  •
  a Section 125 cafeteria plan

        We provide a qualified matching contribution of up to 2.5% to eligible employees, including our executive officers, who participate in our 401(k) and profit sharing plan.

        Employment Agreements and Termination and Change of Control Benefits.    We have employment agreements with each of our named executive officers. We entered into employment agreements with Messrs. Morris and Yorgensen in connection with our acquisition by DLJMB and its co-investors in 2007; we entered into an employment agreement with Mr. Jilot in July 2008, which was subsequently amended in September 2009; we entered into an employment agreement with Mr. Duffy in August 2009; and, we entered into an employment agreement with Mr. Forman in May 2010.

        The primary purpose of the agreements is to establish the terms of employment and to protect both us and the executive. We are provided with reasonable protections that the executive will perform at acceptable levels and will not compete with or recruit employees from us during or after the termination of employment. The executive is provided financial protection in the event of certain reasons for termination of employment in recognition of the executive's professional career and a forgoing of present and future career options. The employment agreements provide for severance payments in the event of certain categories of termination. See "—Potential Payments Upon Termination or Change of Control" and "—Employment Agreements".

 Stock Ownership Requirements for Executive Officers and Directors.

        In June 2010, the Company adopted stock ownership guidelines for its executive officers and directors to ensure that the interests of executive officers and directors are aligned with the interests of stockholders. These guidelines set a target for our Chief Executive Officer to own stock in the Company in the amount of six times his or her base salary, other executive officers three times his or her base salary and all non-employee directors to own six times his or her annual cash retainer. These stock ownership targets are intended to be met within five years from the guideline adoption.

Compensation Committee Report

        We, the compensation committee of the Board of STR Holdings, Inc. (the "Company"), have reviewed and discussed the Compensation Discussion and Analysis set forth above with management of the Company, and based upon such review and discussion, the compensation committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

  Compensation Committee:

  Ryan M. Sprott, Chairperson
  Susan C. Schnabel
  Jason L. Metakis

Summary Compensation Table

        The following table sets forth certain information with respect to compensation for the years ended December 31, 2010, 2009 and 2008 earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock/Unit Awards ($)(3)	Option Awards $(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Dennis L. Jilot	2010	$500,000	$—	$—	$—	$500,000	$41,449	$1,041,449
Chairman, President and	2009	500,000	—	6,000,000	2,757,228	74,993	255,921	9,588,142
Chief Executive Officer	2008	500,000	—	—	—	500,000	75,502	1,075,502
Barry A. Morris	2010	$261,660	$—	$—	$—	$206,000	$20,609	$488,269
Executive Vice President and	2009	254,038	200,000	—	2,201,449	29,997	32,447	2,717,931
Chief Financial Officer	2008	226,346	125,000	—	—	172,000	21,569	544,915
Robert S. Yorgensen	2010	$261,660	$—	$—	$—	$206,000	$20,609	$488,269
Vice President and President,	2009	254,038	75,000	—	2,867,487	23,998	33,272	3,253,795
STR Solar	2008	243,077	—	—	—	188,000	23,254	454,331
Mark A. Duffy	2010	$252,308	$—	$—	$—	$—	$47,309	$299,617
Vice President and President,	2009	81,731	125,000	—	2,397,604	35,616	4,581	2,644,532
STR Quality Assurance	2008	—	—	—	—	—	—	—
(Resigned as of 12/31/10)
Alan N. Forman	2010	$149,135	$100,000	$—	$1,455,000	$109,516	$577	$1,814,228
Vice President and	2009	—	—	—	—	—	—	—
General Counsel	2008	—	—	—	—	—	—	—

(1)
The amounts reported in this column reflect the amounts paid in 2010 pursuant to each executive's employment agreement and take into account salary increases. For more information regarding these arrangements, see "—Employment Agreements".

(2)
The amounts reported in this column represent discretionary cash amounts paid in excess of amounts payable under the management incentive plan. Mr. Forman earned a one-time 2010 bonus payment in connection to his employment agreement. Mr. Morris and Mr. Yorgensen received a one-time transaction bonus of $200,000 and $75,000, respectively, in 2009. Mr. Morris earned a one-time 2008 bonus payment in connection with work related to our initial public offering. Messrs. Morris and Yorgensen earned one-time 2008 bonus payments in connection with the consummation of our acquisition by DLJMB and its co-investors.

(3)
The amounts reported in this column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The effects of estimated forfeitures are excluded.

(4)
The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718 as of the grant date. For purposes of the table above, the effects of estimated forfeitures are excluded.

(5)
The amounts reported in this column reflect annual performance bonuses earned by the named executive officers pursuant to their employment agreements and the management incentive plan and based upon the named executive officers' respective base salaries as of January 1, 2010. Such amounts are payable in the following year once the respective year's financial statements have been audited. These annual performance bonuses are defined as non-equity incentive plan compensation by the rules and regulations of the SEC.

(6)
The amounts reported in this column represent 401(k) and profit sharing contributions to eligible employees, our Section 125 cafeteria plan, term life insurance, disability insurance, long-term care insurance and other personal benefits. The amounts included in that column include the following:

Name	Year	401(k) Match (a)	Profit Sharing Plan (a)	Section 125 Plan (b)	Term Life Insurance (c)	Disability Insurance (c)	Long-Term Care Insurance (c)	Other Personal Benefits (d)
Dennis L. Jilot	2010	$6,125	$—	$9,477	$5,510	$5,444	$2,765	$12,128
	2009	$6,125	$11,500	$8,962	$5,510	$5,444	$2,765	$215,615
	2008	$5,750	$11,250	$6,328	$5,510	$5,444	$2,765	$38,455
Barry A. Morris	2010	$6,125	$—	$14,484	$—	$—	$—	$—
	2009	$6,125	$11,500	$13,098	$—	$—	$—	$1,724
	2008	$5,750	$10,689	$5,130	$—	$—	$—	$—
Robert S. Yorgensen	2010	$6,125	$—	$14,484	$—	$—	$—	$—
	2009	$6,125	$11,500	$13,743	$—	$—	$—	$1,904
	2008	$5,750	$11,250	$6,254	$—	$—	$—	$—
Mark A. Duffy	2010	$—	$—	$14,484	$—	$—	$—	$32,825
(Resigned as of 12/31/10)	2009	$—	$—	$4,581	$—	$—	$—	$—
	2008	$—	$—	$—	$—	$—	$—	$—
Alan N. Forman	2010	$—	$—	$577	$—	$—	$—	$—
	2009	$—	$—	$—	$—	$—	$—	$—
	2008	$—	$—	$—	$—	$—	$—	$—

(a)
Reflects amounts of contributions paid to such executive in each fiscal year under 401(k) matching and our profit sharing plan for eligible employees.

(b)
We maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. This amount represents payments made by us on the employee's behalf towards a Section 125 cafeteria benefits plan.

(c)
Represents premiums paid by us for applicable insurance policies.

(d)
In 2010, Mr. Jilot received $7,560 for a country club membership, $1,843 of related spouse travel reimbursement and $2,725 for legal services. In 2009, Mr. Jilot received $199,056 pursuant to an advisory services and monitoring agreement that Mr. Jilot entered into with us in connection with our acquisition by DLJMB and its co-investors, $7,380 for a country club membership, $2,706 of related spouse travel reimbursement, $5,000 for accounting services in connection with his employment agreement, $1,294 in flexible income and $179 related to an auto rental reimbursement. Other personal benefits in 2008 for Mr. Jilot include $28,980 paid to Mr. Jilot pursuant to an advisory services and monitoring agreement Mr. Jilot entered into with us in connection with our acquisition by DLJMB and its co-investors, $7,180 for a country club membership and $2,295 for legal fees incurred in connection with his employment agreement.

In 2009, Mr. Morris received $1,136 of related spouse travel reimbursement and $588 of flexible income and Mr. Yorgensen received $1,608 of related spouse travel reimbursement and $296 of flexible income.

In 2010, Mr. Duffy was reimbursed $32,825 for his travel and lodging expenses between his home in Chicago, IL and our corporate headquarters in Enfield, CT.

 2010 Grants of Plan-Based Awards

        The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2010, with respect to the named executive officers.

					All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
						Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Dennis L. Jilot	n/a	$125,000	$250,000	$500,000
Options					—		$—
Barry A. Morris	n/a	$52,000	$103,000	$206,000
Options					—		$—
Robert S. Yorgensen	n/a	$52,000	$103,000	$206,000
Options					—		$—
Mark A. Duffy (Resigned as of 12/31/10)	n/a	$38,000	$76,000	$151,000
Options					—		$—
Alan N. Forman	n/a	$27,000	$55,000	$110,000
Options	5/3/2011				125,000	$23.06	$1,455,000	(2)

(1)
Reflects annual cash performance awards earned by the named executive officers under our management incentive plan. The amounts in the "Threshold," "Target" and "Maximum" columns reflect for each named executive officer a percentage of base salary for such named executive officer which we discussed above under the heading "—Cash Incentive Awards". Awards are calculated and payable based upon a comparison between actual segment adjusted EBITDA and budgeted adjusted EBITDA and fully-diluted non-GAAP earnings per share, based upon the named executive officers' respective base salaries as of January 1, 2010. If a "Threshold" performance amount is not met, no cash award is granted to an officer for their performance objective.

(2)
The amount represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of options granted pursuant to the 2009 Equity Incentive Plan. Assumptions used in the calculation of this amount are included in the footnote "Stock-Based Compensation" included in the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. The grant date fair value of common stock is the closing price on the grant date ($23.06 per share).

Outstanding Equity Awards

        The following table sets forth certain information with respect to outstanding equity awards of our named executive officers as of December 31, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Dennis L. Jilot
Common Stock(2)						381,380	$7,627,600
Common Stock(3)								20,701	$414,020
Options(4)	223,224	95,669		$10.00	11/6/2019
Options(5)	67,135		16,784	$10.00	11/6/2019
Options(4)	146,653	62,852		$12.81	11/6/2019
Barry A. Morris
Common Stock(6)						50,710	$1,014,200
Common Stock(3)								12,076	$241,520
Options(4)	272,042	54,540		$10.00	11/6/2019
Options(5)	42,540		10,636	$10.00	11/6/2019
Options(4)	85,547	36,664		$12.81	11/6/2019
Robert S. Yorgensen
Common Stock(6)						83,317	$1,666,340
Common Stock(3)								19,838	$396,760
Options(4)	267,404	91,039		$10.00	11/6/2019
Options(5)	66,053		16,514	$10.00	11/6/2019
Options(4)	140,542	60,233		$12.81	11/6/2019
Mark A. Duffy (Resigned as of 12/31/10)
Options(7)	48,190			$10.00	11/6/2019	—	$—	—	$—
Alan N. Forman
Options(8)	18,230	106,770		$23.06	5/2/2020	—	$—	—	$—

(1)
Market value of unvested shares is based upon December 31, 2010 closing price of $20.00.

(2)
294,437 shares of restricted stock will vest ratably on a monthly basis over the 40 months following December 31, 2010, and 86,943 shares of restricted stock will vest ratably on a monthly basis over the 18 months following December 31, 2010.

(3)
Assuming the performance target is met in 2011 fiscal year as set forth in the named executive officer's respective restricted stock agreement, the remaining unvested restricted stock will vest on December 31, 2011.

(4)
The remaining shares subject to the option will vest ratably on a monthly basis over the 18 months following December 31, 2010.

(5)
Assuming the performance target is met in 2011 fiscal year as set forth in the named executive officer's respective option agreement, the remaining unvested options will vest on December 31, 2011.

(6)
Unvested shares of restricted stock shares will vest ratably on a monthly basis over the 18 months following December 31, 2010.

(7)
On November 30, 2010, Mr. Duffy resigned effective December 31, 2010. As a result, the Company cancelled all 338,776 of his unvested options as of December 31, 2010. On February 4, 2011, Mr. Duffy exercised his remaining 48,190 of vested options.

(8)
The remaining shares subject to the option will vest ratably on a monthly basis over the 41 months following December 31, 2010.

 Option Exercises and Stock Vested

        The following table sets forth certain information with respect to option exercises and shares vesting during the year ended December 31, 2010 with respect to the named executive officers.

	Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Dennis L. Jilot
Common Stock			166,992	$1,669,920
Barry A. Morris
Common Stock			45,891	$458,910
Robert S. Yorgensen
Common Stock			75,386	$753,860
Mark A. Duffy (Resigned as of 12/31/10)
Common Stock	75,000	$687,840	—	$—
Alan N. Forman
Common Stock			—	$—

(1)
Represents the amounts realized based upon the difference between the market price of STR stock on the date of exercise and the exercise price.

(2)
Value realized on vesting was calculated by multiplying the number of shares acquired upon vesting at closing market price of shares on the last day prior to each vesting date.

Pension Benefits

        In the year ended December 31, 2010, our named executive officers received no pension benefits and had no accumulated pension benefits.

Nonqualified Deferred Compensation

        In the year ended December 31, 2010, our named executive officers received no nonqualified deferred compensation and had no deferred compensation balances.

Potential Payments upon Termination or Change of Control

        The information below describes and quantifies certain compensation that would become payable under each named executive officer's employment agreement if, as of December 31, 2010, his employment had been terminated, there was a change of control or if the DLJMB investors transferred or sold 50% or more of their original beneficial ownership in us to third parties. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

        Mr. Jilot is entitled to payments upon termination pursuant to his employment agreement. Messrs. Morris, Yorgensen and Forman are entitled to payments upon termination of their employment pursuant to their respective employment agreements. If terminated for any reason, each of Messrs. Jilot, Morris, Yorgensen and Forman, or such executive's estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us. If Mr. Jilot is terminated for any reason, he will be entitled to receive a pro-rata portion of a bonus payment he would have been eligible to receive for the applicable period of the calendar year ending on the termination date.

        If Mr. Jilot is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason, he (or his estate) will be entitled to receive, in addition to the payments described above, his then current base salary for 27 months from the date of termination, a pro-rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Jilot under our health, life insurance and retirement plans for 27 months and continued paid coverage for Mr. Jilot, his wife and any eligible dependents under all group health benefit plans for 27 months.

        If any of Messrs. Morris or Yorgensen is terminated without cause (other than pursuant to such executive's death or disability) or if he terminates his employment for good reason, he will be entitled to receive the same benefits as described for Mr. Jilot above, except the executive will only receive such benefits for a period of 12 months following the termination. If Mr. Forman is terminated without cause, he will be entitled to receive the same benefits as described for Mr. Jilot above, except he will only receive his then current base salary for 9 months from the date of termination.

        Pursuant to Mr. Jilot's employment agreement, he received 441,656 shares of restricted stock in November 2009, of which 294,437 shares were unvested as of December 31, 2010. These shares will vest ratably on a monthly basis over 40 months following December 31, 2010. However, if (i) Mr. Jilot remains employed in his current capacity as Chairman, President and Chief Executive Officer as of July 18, 2012, (ii) there is a change of control or (iii) Mr. Jilot is terminated without cause (including pursuant to his death or disability) or resigns with good reason, then any unvested shares pursuant to this grant will vest immediately.

        In addition, upon the earlier to occur of December 31, 2015, the sale of our company or termination of either Messrs. Morris' or Mr. Yorgensen's employment for any reason, Messrs. Morris and Yorgensen are entitled to bonus payments based upon a formula set forth in their respective employment agreements that is tied to distribution amounts each executive would have received with respect to his units if our assets were sold at their fair market value. Based on such formulas, the maximum bonus amount Mr. Morris could receive is $1,447,843 and the maximum bonus amount Mr. Yorgensen could receive is $549,860. Such amounts could be less depending upon the Company's fair market value at such payment date.

        The following table summarizes the potential payments to Messrs. Jilot, Morris, Yorgensen and Forman assuming that such events occurred as of December 31, 2010.

	Severance Amounts ($)	Benefits ($)	Benefit Continuation ($)	Vested Shares ($)(1)	Accelerated Vesting of Incentive Shares ($)(2)	Total ($)
Dennis L. Jilot
Termination for any reason (other than without cause or for good reason)	$1,015,000	$34,405	$—	$29,021,020	$—	$30,070,425
Termination without cause or for good reason(3)	$2,173,750	$34,405	$29,534	$29,021,020	$7,978,648	$39,237,357
Change of control(4)(5)	$—	$—	$—	$29,021,020	$8,734,488	$37,755,508
Barry A. Morris
Termination for any reason (other than without cause or for good reason)	$1,747,843	$—	$—	$4,087,540	$—	$5,835,383
Termination without cause or for good reason(3)	$2,553,843	$—	$19,505	$4,087,540	$1,215,648	$7,876,536
Change of control(4)(5)	$1,447,843	$—	$—	$4,087,540	$1,659,888	$7,195,271
Robert S. Yorgensen
Termination for any reason (other than without cause or for good reason)	$899,860	$—	$—	$7,525,920	$—	$8,337,440
Termination without cause or for good reason(3)	$1,805,860	$—	$19,505	$7,525,920	$2,006,594	$11,357,879
Change of control(4)(5)	$549,860	$—	$—	$7,525,920	$2,727,114	$10,802,894
Alan N. Forman
Termination for any reason (other than without cause or for good reason)(6)	$149,135	$—	$—	$—	$—	$149,135
Termination without cause or for good reason(3)	$336,635	$—	$—	$—	$—	$336,635
Change of control(4)(5)	$—	$—	$—	$—	$—	$—

(1)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $20.00 of our common stock as of December 31, 2010, of vested shares held by such executive on December 31, 2010.

(2)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $20.00 of our common stock as of December 31, 2010, of unvested restricted stock and options held by such executive on December 31, 2010 that would accelerate upon such termination or change of control. Accelerated option amounts are calculated based upon the spread between the closing price on December 31, 2010, and the exercise price of the option. Mr. Forman had 31,250 options outstanding as of December 31, 2010, that would be subject to accelerated vesting but were out-of-the money on such date.

(3)
Under the respective restricted stock and/or option agreements, if the executive is terminated without cause or the executive terminates his employment for good reason, unvested restricted common stock and unvested options that vest solely based upon time will vest in additional installments as such restricted stock or options would have vested had the executive been employed by us for an additional year.

(4)
Upon a change of control, all unvested restricted stock and options held by the executives will vest in full. In addition, under each executive's respective restricted stock agreement, all unvested shares will vest in full if the DLJMB investors transfer or sell more than 50% of their original beneficial ownership in us to third parties. See "Certain Relationships and Related Person Transactions—Incentive Unit Grant Agreements and Restricted Stock Agreements—Vesting".

(5)
Assumes no termination of the executive in connection with such event.

(6)
If, before May 3, 2011, Mr. Forman is terminated for cause or if he terminates his employment without good reason, he will also be required to reimburse us $100,000, the amount of the signing bonus he received on May 3, 2010. See "—Employment Agreements".

Employment Agreements

        Dennis L. Jilot.    We entered into an employment agreement with Mr. Jilot, our Chairman, President and Chief Executive Officer on July 18, 2008 and an amendment to that employment agreement on September 3, 2009. Pursuant to Mr. Jilot's employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For the purposes of the 2010 fiscal year, as of January 1, 2010, Mr. Jilot's annual base salary was $500,000 and he was eligible to receive a bonus equal to 100% of his base salary. See "—Base Salary and—Cash Incentive Awards". As of December 31, 2010, Mr. Jilot's base salary increased to $515,000 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "—Potential Payments Upon Termination or Change of Control".

        Barry A. Morris.    We entered into an employment agreement with Mr. Morris, our Executive Vice President and Chief Financial Officer in connection with our acquisition by DLJMB and its co-investors on June 15, 2007. Pursuant to Mr. Morris' employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus in an amount based upon performance goals set by our Board for a particular fiscal year. For the purposes of the 2010 fiscal year, as of January 1, 2010, Mr. Morris' annual base salary was $261,660 and he was eligible to receive a bonus equal to 80% of his base salary. See "—Base Salary and—Cash Incentive Awards". As of December 31, 2010, Mr. Morris' base salary increased to $300,000 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "—Potential Payments Upon Termination or Change of Control".

        Robert S. Yorgensen.    We entered into an employment agreement with Mr. Yorgensen, our Vice President and President of STR Solar in connection with our acquisition by DLJMB and its co-investors on June 15, 2007. Pursuant to Mr. Yorgensen's employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For the purposes of the 2010 fiscal year, as of January 1, 2010, Mr. Yorgensen's annual base salary was $261,660 and he was eligible to receive a bonus equal to 80% of his base salary. See "—Base Salary and—Cash Incentive Awards". As of December 31, 2010, Mr. Yorgensen's base salary increased to $350,000 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "—Potential Payments Upon Termination or Change of Control".

        Mark A. Duffy.    We entered into an employment agreement with Mr. Duffy, our President of STR Quality Assurance on August 17, 2009. Pursuant to Mr. Duffy's employment agreement, he was paid a base salary subject to annual increases and was eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For purposes of the 2010 fiscal year, Mr. Duffy's annual base salary was $252,308, however, Mr. Duffy resigned effective December 31, 2010, and was not entitled to the annual performance bonus as stated in his employment agreement. In connection with our initial public offering and pursuant to his employment agreement, Mr. Duffy was granted an option to purchase 461,966 shares of our common stock at $10.00 per share with an aggregate grant date fair value of $2,397,604. On December 3, 2010, Mr. Duffy exercised 75,000 shares at $10.00 per share and sold at $19.17 for a realized value of $687,840. As a result of Mr. Duffy's resignation, his remaining 338,776 unvested options were all cancelled effective December 31, 2010. On February 4, 2011, Mr. Duffy exercised his remaining 48,190 of vested options.

        Alan N. Forman.    We entered into an employment agreement with Mr. Forman, our Vice President and General Counsel on May 3, 2010. Pursuant to Mr. Forman's employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For the purposes of the 2010 fiscal year, Mr. Forman's 2010 base salary as stated in his employment agreement was $235,000 and he was eligible to receive a bonus of up to 70% pro-rated for his start date of May 3, 2010. See "—Base Salary and—Cash Incentive Awards". As of December 31, 2010, Mr. Forman's base salary increased to $250,000 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "—Potential Payments Upon Termination or Change of Control".

Non-Competition and Non-Solicitation

        Each of our named executive officers has entered into non-competition and non-solicitation agreements with us. Pursuant to such agreements, each named executive officer has agreed not to compete with us for one year following such executive's date of termination. In addition, each named executive officer may not solicit any of our employees during the term of his employment or one year following such executive's date of termination. We have the option to extend each executive's non-competition and non-solicitation period for an additional year. If we extend Mr. Jilot's term, we must provide six months' prior notice to Mr. Jilot and pay him severance under his employment agreement during that year as if he had been terminated by us without cause. However, we are not required to continue any of Mr. Jilot's medical or health benefits during such period if they are substantially duplicative of benefits provided to him during the year by another employer. If we extend the non-competition and non-solicitation period of Messrs. Morris, Yorgensen or Forman, we must provide six months' notice to the executive, pay such executive his annual base salary, payable over 12 months, and extend his participation in our health, life insurance and retirement plans through the extended period.

Director Compensation

        It is STR's policy to set the compensation of directors for their service on the Board and its Committees (which may include equity awards under the Company's 2009 Equity Incentive Plan) in a manner that is designed to attract, retain and motivate highly-qualified candidates for director, and to be broadly comparable with those companies which STR considers to be its peers in the industries in which it operates. Directors who are also employees of STR shall not receive any compensation for their service as directors of STR. Director compensation, including compensation for committee service, is reviewed annually by the compensation committee, which makes such recommendations to the Board with respect thereto as it deems appropriate.

        In connection with our initial public offering, each of Messrs. Brown, Janitz, Leitch and Schiano received 10,000 shares of restricted stock with a fair value equal to $100,000, and such stock vests annually in equal installments over four years. Mr. Chiste and Dr. Krueger joined our Board in August of 2010 and were granted 4,109 shares of restricted stock with a fair value equal to $100,000, and such stock vests annually in equal installments over four years. For each year of continued service thereafter, each of Messrs. Brown, Chiste, Janitz, Krueger, Leitch and Schiano will receive an annual grant of restricted stock equal to $45,000 divided by the closing price of our common stock on the date of such grant, which will vest annually in equal installments over three years. Additionally, Mr. Sprott will begin to receive an annual grant of restricted stock equal to $45,000 divided by the closing price of our common stock on the date of such grant, which will vest annually in equal installments over three years beginning June 2011.

        The following table sets forth all director compensation information for the year ended December 31, 2010.

Director Compensation Table

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total Compensation
Scott S. Brown	$66,000	$45,002	$111,002
Robert M. Chiste	$56,000	$100,013	$156,013
John A. Janitz	$58,000	$45,002	$103,002
Dr. Uwe Krueger	$54,000	$100,013	$154,013
Andrew M. Leitch	$91,000	$45,002	$136,002
Jason L. Metakis	$—	$—	$—
Dominick J. Schiano	$64,000	$45,002	$109,002
Susan C. Schnabel	$—	$—	$—
Ryan M. Sprott	$—	$—	$—

(1)
Represents the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 as of the grant date.

Compensation of Directors—Retainer and Meeting Fees

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJMB will not receive compensation for their service as members of either our Board or board committees. All other non-employee directors not affiliated with DLJMB will be paid quarterly in arrears:

  •
  a base annual retainer of $50,000 in cash;

  •
  an additional annual retainer of $25,000 in cash to the Chair of our audit committee and an additional annual retainer of $10,000 in cash to each director who is the Chair of a committee other than our audit committee; and

  •
  a fee of $2,000 for each Board and committee meeting attended.

        We will also reimburse all directors for reasonable expenses incurred to attend meetings of our Board or committees.

Indemnification of Officers and Directors

        Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law, or DGCL. We have established directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances.

        In addition, our certificate of incorporation provides our directors will not be liable for monetary damages for breach of fiduciary duty, except for liability relating to any breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the DGCL or any transaction from which the director derived an improper personal benefit.

        In addition, prior to the completion of our initial public offering, we entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under the DGCL.

        There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based upon the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based upon 41,506,391 shares of common stock outstanding as of April 7, 2011. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 7, 2011, ("presently exercisable stock options") are deemed to be outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the address for each holder listed below is STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082.

Name of beneficial owner	Amount and nature of ownership	Percentage of class
Credit Suisse AG(1)	10,879,899	26.3%
BlackRock, Inc.(2)	3,362,595	8.1%
Federated Investors Inc.(3)	2,413,147	5.8%
The Northwestern Mutual Life Insurance Company(4)	2,133,574	5.1%
Dennis L. Jilot(5)(6)	2,334,171	5.6%
Robert S. Yorgensen(6)	995,465	2.4%
Barry A. Morris(6)	692,620	1.7%
Alan N. Forman(6)	31,250	*
Scott S. Brown	14,749	*
Robert M. Chiste	4,109	*
John A. Janitz(6)(7)	338,016	*
Dr. Uwe Krueger	4,109	*
Andrew M. Leitch	11,749	*
Jason L. Metakis(8)	—	—
Dominick J. Schiano(6)(7)	338,016	*
Susan C. Schnabel(9)	—	—
Ryan M. Sprott	—	—
All directors and executive officers as a group(6)(7)(8)(9)	4,764,254	11.0%

*
Less than one percent of the outstanding shares of our common stock.

(1)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G filed with the SEC by Credit Suisse AG on February 14, 2011. Credit Suisse AG (the "Bank"), a Swiss bank, on behalf of its subsidiaries to the extent that they constitute the Investment Banking division (the "Investment Banking division"), the Alternative Investments business (the "AI Business") within the Asset Management division (the "Asset Management division") and the U.S. private client services business (the "U.S. PCS Business") within the Private Banking division (the "Private Banking division") (the "Reporting Person"). The address of the principal business and office of the Bank is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. The address of the principal business and office of the Reporting Person in the United States is

  Eleven Madison Avenue, New York, New York 10010. The ultimate parent company of the Bank is Credit Suisse Group AG ("CSG"), a corporation formed under the laws of Switzerland. CSG is a global financial services company active in all major financial centers and providing a comprehensive range of banking products. The Bank is comprised of the Investment Banking division, the Asset Management division and the Private Banking division. The Investment Banking division provides financial advisory and capital raising services and sales and trading to institutional, corporate and government clients worldwide. The Asset Management division provides asset management and investment advisory services to institutional, mutual fund and private investors worldwide and offers products across a broad range of investment classes, including alternative investments. The Private Banking division offers global private banking and corporate and retail banking services in Switzerland. The business address of CSG is Paradeplatz 8, P.O. Box 1, CH 8070 Zurich, Switzerland. CSG, for purposes of the federal securities laws, may be deemed ultimately to control the Bank and the Reporting Person. CSG, its executive officers and directors, and its direct and indirect subsidiaries (including those subsidiaries that constitute the Asset Management division (other than the AI Business) (the "Traditional AM Business") and the Private Banking division (other than the U.S. PCS Business (the "Non-U.S. PB Business")) may beneficially own shares to which this Statement relates (the "Shares") and such Shares are not reported in this Statement. CSG disclaims beneficial ownership of Shares beneficially owned by its direct and indirect subsidiaries, including the Reporting Person. Each of the Traditional AM Business and the Non-U.S. PB Business disclaims beneficial ownership of Shares beneficially owned by the Reporting Person. The Reporting Person disclaims beneficial ownership of Shares beneficially owned by CSG, the Traditional AM Business and the Non-U.S. PB Business.

(2)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G filed with the SEC by BlackRock, Inc. on February 8, 2011. As of December 31, 2010, BlackRock, Inc. had sole dispositive power over 3,362,595 shares and sole voting power over 3,362,595 shares. BlackRock, Inc.'s principal place of business is BlackRock, Inc., 40 East 52nd Street, New York, NY 10022.

(3)
Information in the table and this footnote is based solely upon information contained in Schedule 13G filed with the SEC by Federated Investors, Inc. on February 15, 2011. As of December 31, 2010, Federated Investors, Inc. had shared dispositive power over 2,413,147 shares and shared voting power over 2,413,147 shares. Federated Investors, Inc.'s principal place of business is Federated Investors Tower, Pittsburgh, PA 15222-3779.

(4)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G filed with the SEC by the Northwestern Mutual Life Insurance Company ("Northwestern Mutual") on February 1, 2011. As of December 31, 2010, 2,130,211 shares are owned directly by Northwestern Mutual. Northwestern Mutual may be deemed to be the indirect beneficial owner of the balance of 3,363 shares, which are owned by the Index 600 Small Cap Stock Portfolio of Northwestern Mutual Series Fund, Inc. ("Series Fund"), an affiliate of Northwestern Mutual and a registered investment company.

Northwestern Investment Management Company, LLC, a wholly-owned company of Northwestern Mutual, serves as an investment advisor to Northwestern Mutual and it shares voting and investment power with respect to all of its aforementioned holdings. Northwestern Investment Management Company, LLC's principal place of business is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. It is organized under Delaware law.

  Mason Street Advisors, LLC, a wholly-owned company of Northwestern Mutual and a registered investment advisor, serves as an investment advisor to the Series Fund, and it shares voting and investment power with respect to all of its aforementioned holdings. Mason Street Advisors, LLC's principal place of business is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. It is organized under Delaware law.

(5)
Includes 770,307 shares of common stock held directly by Mr. Jilot, 82,825 shares of common stock held by The Dennis L. and Linda L. Jilot Family Trust. Mr. Jilot and Linda L. Jilot are co-trustees of The Dennis L. and Linda L. Jilot Family Trust and have equal voting and dispositive power over the shares of stock held by The Dennis L. and Linda L. Jilot Family Trust.

Also includes 500,000 shares that are held by Dennis L. Jilot, as Trustee of The Dennis L. Jilot Annuity Trust Agreement dated April 7, 2010, and 500,000 shares that are held by Linda L. Jilot, as Trustee of The Linda L. Jilot Annuity Trust Agreement dated April 7, 2010 (the "Linda L. Jilot Annuity Trust"). Linda L. Jilot is Mr. Jilot's spouse. Mr. Jilot disclaims ownership of the shares held by Linda L. Jilot Annuity Trust, except to the extent of any pecuniary interests therein.

(6)
Includes the following presently exercisable stock options as applicable: Mr. Jilot—481,039; Mr. Yorgensen—516,014; Mr. Morris—425,457; Mr. Forman—31,250; Mr. Schiano—185,505; Mr. Janitz—185,505; and all current directors and executive officers as a group—1,824,770.

(7)
Mr. Janitz and Mr. Schiano each have a pecuniary interest in 110,504 shares of common stock held by the DLJMB affiliate, MBP IV Plan, Investors, L.P. Neither Mr. Janitz nor Mr. Schiano has voting or dispositive power over these shares of common stock and is not deemed to beneficially own such shares.

(8)
Does not include shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities which are included in the amounts held by Credit Suisse AG. By virtue of his affiliation with DLJ Merchant Banking Partners, Mr. Metakis may be deemed to have or share beneficial ownership of the shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities. Mr. Metakis disclaims beneficial ownership of such shares, except to the extent of his pecuniary interests therein.

(9)
Does not include shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities, which are included in the amounts held by Credit Suisse AG. Ms. Schnabel is a partner and member of the Investment Committee of DLJ Merchant Banking Partners and may be deemed to beneficially own the shares of common stock held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities. Ms. Schnabel disclaims beneficial ownership of the shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities, except to the extent of her direct pecuniary interests therein.

 EQUITY COMPENSATION PLAN

        The following table summarizes common stock that may be issued under our existing equity compensation plan as of December 31, 2010.

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by STR stockholders(2)	3,319,355	$11.59	1,281,877
Equity compensation plans not approved by STR stockholders	N/A	N/A	N/A

Totals	3,319,355	$11.59	1,281,877

(1)
Includes shares issuable pursuant to the exercise of stock options.

(2)
STR Holdings, Inc. 2009 Equity Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely on our review of the copies of such filings received by us and the written representations of our officers and directors, with respect to the fiscal year ended December 31, 2010, all applicable Section 16(a) filing requirements were timely met with the exception of one instance where director Scott S. Brown filed his Form 4 one day late related to his purchase of STR common stock on December 2, 2010.

PERFORMANCE GRAPH—TOTAL STOCKHOLDER RETURN CHART

        The following is a line graph comparing cumulative, total stockholder return with three general market indexes, "The S&P 500", "The S&P 600", "The Russell 2000" and "The NASDAQ Clean Edge Green Energy" selected by us. An investment of $100 (with reinvestment of all dividends) is assumed to have been made in our common stock and in each index on November 6, 2009, our IPO date, and its relative performance is tracked through December 31, 2010. Total percentage return for us is based on the IPO price of $10. No cash dividends have been declared on shares of our common stock. This performance graph is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts. The stock price performance shown on the graph represents past performance and should not be considered an indication of future price performance.

COMPARISON OF 14-MONTH CUMULATIVE TOTAL RETURN*
Among STR Holdings, Inc., The S&P 500 Index, The S&P Smallcap 600 Index
The Russell 2000 Index and The NASDAQ Clean Edge Green Energy Index

*
$100 invested on 11/6/09 in stock or 10/31/09 in index, including reinvestment of dividends.
Fiscal year ending December 31.

Copyright(C) 2011 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Set forth below is a description of certain relationships and related person transactions between us and our directors, executive officers and holders of more than 5% of our voting securities since January 1, 2010. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

Board Compensation

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJMB receive no compensation for their service as members of either our Board or board committees. All non-employee members of our Board not affiliated with DLJMB are compensated as set forth under "Executive and Director Compensation—Director Compensation".

Employment Agreements

        We have entered into employment agreements with each of Messrs. Jilot, Morris, Yorgensen and Forman. We also had an employment agreement with Mr. Duffy prior to his resignation in December 2010. For more information regarding these agreements, see "Executive and Director Compensation—Employment Agreements" and "—Potential Payments Upon Termination or Change of Control".

 Indemnification Agreements

        We entered into indemnification agreements with each of our directors and executive officers in connection with our initial public offering in November 2009 and Mr. Forman in May 2010. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.

Credit Facilities and Interest Rate Swap Agreement

        In connection with our acquisition by DLJMB and its co-investors, we entered into a first lien credit facility and a second lien credit facility on June 15, 2007, in each case with Credit Suisse, as administrative agent and collateral agent. The borrowings under the first and second lien credit facilities were used to pay consideration, fees and expenses related to the acquisition of Specialized Technology Resources, Inc. Credit Suisse is an affiliate of DLJMB and receives fees from us pursuant to the terms of the credit facilities. Under the first lien credit agreement and the second lien credit agreement, we are obligated to pay Credit Suisse aggregate annual administrative agent fees of $175,000.

        In connection with our credit facilities, we entered into an interest rate swap agreement with Credit Suisse International effective September 13, 2007. Credit Suisse International is an affiliate of DLJMB. Under the interest rate swap agreement, we paid interest at 4.622% and received the floating three-month LIBOR rate from Credit Suisse International on the notional principal amount, which was $200.0 million. The notional amount decreased to $130.0 million on October 1, 2008, and remained at that amount until the agreement expired on September 30, 2010.

Policies for Approval of Related Person Transactions

        On November 6, 2009, our Board adopted a written related person transactions policy which will be administered by our audit committee. Our audit committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above. Our Vice President and General Counsel is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related party transactions and for determining, based upon the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

        As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the audit committee will consider:

  •
  our relationship with the related person;

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction to the related person and to us, including, without limitation, the amount and type of transaction;

  •
  Whether the transaction was in the ordinary course of our business and was proposed and considered in the ordinary course of our business; and

  •
  The importance of the transaction to us.

        Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the audit committee will provide all material information concerning the transaction to the audit committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table sets forth the aggregate fees billed to us for the audit and other services provided by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2010, and December 31, 2009:

	2010	2009
Audit Fees(1)	$1,291,732	$1,701,388
Tax Fees(2)	72,600	5,406
IPO-Related Fees(3)	—	433,081
Secondary Offering-Related Fees(4)	57,894	—
All Other Fees(5)	—	34,903

Total	$1,422,226	$2,174,778

(1)
Represents the aggregate fees billed for the audit of the Company's financial statements in connection with the statutory and regulatory filings or engagements for the 2010 and 2009 fiscal years.

(2)
Represents the aggregate fees billed for tax compliance and tax consulting services.

(3)
Represents the aggregate fees related to our IPO completed in November 2009.

(4)
Represents the aggregate fees related to the secondary offering made by certain selling stockholders in April 2010.

(5)
Represents the aggregate fees billed for all products and services provided that are not included under "audit fees," "audit-related fees" or "tax fees," and represents less than one percent of the total fees in 2009 and 2010. These services include the subscription to certain PricewaterhouseCoopers LLP proprietary accounting research databases.

Audit Committee's Pre-Approval Policies and Procedures

        The audit committee has policies and procedures that require the pre-approval by the audit committee of all fees paid to, and all services performed by, the Company's independent auditor, subject to de minimis exceptions for non-audit services set forth in the applicable rules of the Commission. Each year, the audit committee approves the proposed services, including the nature, type and scope of services to be performed by the independent auditor during the fiscal year and the related fees. Audit committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the audit committee.

        The services related to Audit-Related Fees, Tax Fees, IPO-Related Fees, Secondary Offering-Related Fees and All Other Fees presented in the above table were approved by the audit committee pursuant to pre-approval provisions set forth in the applicable rules of the Commission without resort to a waiver of such pre-approval provisions.

 Audit Committee Report

        Pursuant to authority delegated by the Board, the audit committee is responsible for assisting the Board in its oversight of the integrity of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, and our internal financial and accounting controls.

        Management is responsible for our Company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The audit committee's responsibility is to oversee and review these processes. The audit committee is not, however, engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP or as to the independence of the independent registered public accounting firm. The audit committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The audit committee's responsibilities are described in a written charter that was revised and approved by the Board on November 6, 2009. The audit committee reviewed the charter during 2010 and did not recommend any modifications to the Board. A copy of the audit committee's current charter is publicly available on the Company's website at www.strholdings.com.

        The audit committee met seven (7) times during fiscal 2010. The meetings were designed, among other things, to facilitate and encourage communication among the audit committee, management, internal audit function and our independent registered public accounting firm, PricewaterhouseCoopers LLP. The audit committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for its audits and the audit committee regularly met with PricewaterhouseCoopers LLP without the presence of management. PricewaterhouseCoopers LLP has unrestricted access to the audit committee.

        The audit committee reviewed our audited financial statements for the fiscal year ended December 31, 2010, and discussed them with both management and PricewaterhouseCoopers LLP. The audit committee also discussed with management the process used to support certifications by our Chairman/CEO and our Executive Vice President and Chief Financial Officer, which are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

        The audit committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance) and the Public Company Accounting Oversight Board rules and regulations, as currently in effect. PricewaterhouseCoopers LLP provided the audit committee with written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (Independence Discussions with audit committees), as currently in effect, and the audit committee discussed with PricewaterhouseCoopers LLP its independence from our Company.

        When considering PricewaterhouseCoopers LLP's independence, the audit committee considered whether its provision of services to our Company beyond those rendered in connection with its audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q was compatible with PricewaterhouseCoopers LLP maintaining their independence. The audit committee also reviewed, among other things, the audit, tax and other services performed by PricewaterhouseCoopers LLP, and approved the amount of all fees paid for such services.

        Based upon the review and discussions described above, and subject to the limitations on the audit committee's role and responsibilities referred to above and in the Audit Committee Charter, the audit committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2010. The audit committee has also approved the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

  Respectfully submitted by the
  Audit Committee:

  Andrew M. Leitch, Chairperson
  Scott S. Brown
  Robert M. Chiste

INCORPORATION BY REFERENCE

        To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee Report" and "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically provided in any such filing.

OTHER MATTERS

        If any other matters are properly presented to stockholders for a vote at the annual meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board knows of no other matters which will be presented to stockholders for consideration at the annual meeting other than the matters referred to in Proposals 1 through 5.

ANNEX A

STR HOLDINGS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

1.
Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of the Code.

2.
Definitions.

a)
"Board" shall mean the Board of Directors of the Company.

b)
"Business Day" shall mean a day on which the New York Stock Exchange is open for trading.

c)
"Code" shall mean the Internal Revenue Code of 1986, as amended.

d)
"Committee" shall mean the committee appointed by the Board to administer the Plan as described in Section 4 below.

e)
"Common Stock" shall mean the Common Stock of the Company.

f)
"Company" shall mean STR Holdings, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

g)
"Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

h)
"Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

i)
"Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

j)
"Enrollment Date" shall mean the first day of each Offering Period.

k)
"Exercise Date" shall mean the 15th day of the first month following the close of any Offering Period or, if such day shall not be a Business Day, the next Business Day thereafter.

l)
"Fair Market Value" shall mean, with respect to a share of Common Stock as of any Enrollment Date or Exercise Date (or New Exercise Date, as the case may be), the closing price of such Common Stock on the New York Stock Exchange on the most recent Business Day, as reported in The Wall Street Journal. In the event that such a closing price is not available for an Enrollment Date or an Exercise Date, or New Exercise Date, the Fair Market Value of a share of Common Stock on such date shall be the closing price of a share of the Common Stock on the New York Stock Exchange on the last Business Day prior to such date for which a closing price is available or such other amount as may be determined by the Committee by any fair and reasonable means.

  m)
  "New Exercise Date" shall mean the new exercise date set by the Board in the case of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or other entity in certain circumstances as described in Section 17(b).

  n)
  "Offering Period" shall mean, unless otherwise determined in accordance with Section 4 below, consecutive calendar quarterly periods of three (3) months each beginning on the first day of January, April, July and October of each year during which the Plan is in effect.

  o)
  "Participant" shall mean an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company or otherwise completing enrollment procedures as provided in Section 5 below.

  p)
  "Plan" shall mean this STR Holdings, Inc. 2010 Employee Stock Purchase Plan.

  q)
  "Purchase Price" shall mean an amount equal to 90% of the Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 18.

  r)
  "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.
Eligibility.

a)
Any Employee who shall have completed one (1) year of continuous employment with the Company on a given Enrollment Date shall be eligible to participate in the Plan, subject to such rules and terms as may be prescribed from time to time by the Committee and set forth in the terms of the applicable offering. Such rules and terms, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including, but not limited to, Section 423 thereof, and regulations promulgated thereunder.

b)
Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.
Offering Periods.    The Plan shall be implemented by consecutive Offering Periods until terminated in accordance with Section 18 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.
Participation.

a)
Each Eligible Employee may elect to participate in an Offering Period by completing an enrollment agreement on a form approved by and in a manner prescribed by the Committee (or its delegate) or, if the Committee does not require enrollment forms, by otherwise completing such enrollment procedures as the Committee may prescribe. Such agreement must be filed with the Company or such other procedures must be completed, as applicable, prior to the applicable Enrollment Date, unless the Committee establishes an earlier deadline for filing the enrollment form for all Eligible Employees with respect to a given Offering Period.

  b)
  Payroll deductions for a Participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 9.

  c)
  Unless a Participant elects otherwise prior to the Enrollment Date of the immediately succeeding Offering Period, an Eligible Employee who is participating in an Offering Period as of the last day of such Offering Period (the "Prior Offering Period") shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the expiration or termination of the Prior Offering Period.

6.
Payroll Deductions.

a)
All Participant contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the enrollment agreement with respect to an Offering Period or otherwise complies with applicable enrollment procedures, the Participant shall authorize payroll deductions to be made on each payroll date during the Offering Period in an amount up to 10% (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of the Eligible Compensation which the Participant receives on each payroll date during such Offering Period. The Committee also may prescribe other limits, rules or procedures for payroll deductions. Unless otherwise provided by the Committee, the amount of such payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Eligible Compensation.

b)
All payroll deductions made for a Participant shall be deposited in the Company's general corporate account and shall be credited to the Participant's account under the Plan. The Company shall not be obligated to segregate such payroll deductions.

c)
A Participant may discontinue participation in the Plan as provided in Section 9. Unless otherwise provided by the Committee in advance of an Offering Period, a Participant may at any time during the Offering Period (but no more than four times in any calendar year) reduce or increase (subject to the limitations of Section 6(a) above) the rate of his or her payroll deductions by completing and filing with the Company a change notice in the form provided by the Company. Any such reduction in the rate of a Participant's payroll deductions shall be effective as of the pay period specified by the Participant in the Participant's change notice, but in no event sooner than the first pay period ending more than fifteen (15) days after the Participant files the change notice with the Company. Any such increase in the rate of a Participant's payroll deductions shall be effective as of the first date of the next Exercise Period within such Offering Period.

d)
At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.
Grant of Option.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during an Offering Period and retained in the Participant's account as of the Exercise Date for such Offering Period by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 10; and provided further, that no Employee shall be entitled to purchase more than one thousand (1,000) shares of Stock with respect to any Offering Period. Each option shall expire on the Exercise Date for the Offering Period to which such option relates.

8.
Exercise of Option.    Unless a Participant withdraws from the Plan as provided in Section 9 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of whole shares and any fraction share subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account as of the end of the immediately preceding Option Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by such Participant. In the event that an Offering Period has been over-subscribed or that any other applicable Plan limit has been exceeded by a Participant in an Offering Period, any amount remaining in such Participant's account shall be refunded to the Participant as soon as administratively practicable after the end of the Offering Period.

9.
Withdrawal.

a)
A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company not less than fifteen (15) days prior to the date of withdrawal in such manner as the Committee may determine. All of the Participant's payroll deductions credited to his or her account shall be paid to such Participant promptly after the date of withdrawal and, as of the date of withdrawal, such Participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. A Participant who withdraws from an Offering Period shall not participate in a succeeding Offering Period unless such Participant delivers to the Company a new enrollment agreement or otherwise complies with applicable enrollment procedures.

b)
A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

10.
Termination of Employment.    Upon a Participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such Participant's option shall be automatically terminated. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company or any Subsidiary and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an Employee's employment at any time.

11.
Interest.    No interest shall accrue or be credited on the payroll deductions of a Participant in the Plan.

12.
Stock.

a)
There shall be reserved for issuance and purchase by Participants under the Plan an aggregate of 500,000 shares of Common Stock, subject to adjustment as provided in Section 17 below. Shares of Common stock subject to the Plan may be newly-issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

b)
The Participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

c)
Shares of Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse. Shares delivered to a Participant under the Plan may be in uncertificated form subject to the right of any Participant to request that his or her shares be issued in certificated form. Shares of Common Stock purchased for a Participant's account will be issued to the Participant only after his or her request or promptly after the Participant's withdrawal from the Plan for any reason.

d)
No fractional share held in a Participant's account shall be issued but, instead, such fractional share shall continue to be held in such Participant's account unless and until such account is terminated for any reason, at which time the Fair Market Value of such fractional share shall be paid to the Participant or his or her beneficiary in cash and the fractional share shall be deemed to have been purchased by the Company.

13.
Administration.

a)
The Plan shall be administered by a Committee appointed by, and which shall serve at the pleasure of, the Board. The Committee shall consist of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as such rule may be amended from time to time. Unless otherwise determined by the Board, the Compensation Committee of the Board shall serve as the Committee under the Plan. The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, all of which actions and determinations shall be final, conclusive and binding on all persons.

b)
The Committee may request advice or assistance or employ such other persons as it in its absolute discretion deems necessary or appropriate for the proper administration of the Plan, including, but not limited to employing a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan.

c)
Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

14.
Designation of Beneficiary.

a)
A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b)
Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such personal representative or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.
Transferability.    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 9.

16.
Reports.    Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

17.
Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

a)
Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each Participant may purchase per Offering Period, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  b)
  Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 9.

  c)
  Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 9.

18.
Amendment or Termination.

a)
The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 17 and this Section 18, no amendment may make any change in any option theretofore granted that adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

b)
Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

  c)
  In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to: (i) altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price; (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and (iii) allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.

19.
Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.
Foreign Subsidiaries.    The Committee may set terms and conditions under this Plan that the Committee determines are necessary to comply with applicable foreign laws or advisable in light of such laws, as well as take any action it deems advisable to obtain approval of this Plan and its terms by an appropriate foreign governmental entity; provided, however, that no such terms and conditions may be set nor action may be taken that would result in a violation of the United States laws applicable to the Company, including, without limitation, the Securities Exchange Act of 1934, as amended, or that would cause this Plan to fail to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code for Participants located in the United States.

21.
Conditions upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.
Term of Plan.    The Plan shall become effective upon the earlier to occur of the date (the "Effective Date") that the Plan is adopted by the Board of Directors or is approved by the stockholders of the Company. The Plan shall continue in effect for a term ending on the first Exercise Date that is more than ten (10) years after the Effective Date, unless sooner terminated under Section 18. However, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted by the Board.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01BGVG 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees for Director listed in Proposal 1 and FOR Proposals 2, 4 and 5 and “3 years” on Proposal 3. 01 - Dennis L. Jilot 04 - John A. Janitz 07 - Jason L. Metakis 02 - Scott S. Brown 05 - Dr. Uwe Krueger 08 - Dominick J. Schiano 03 - Robert M. Chiste 06 - Andrew M. Leitch 1. Election of Directors: For Withhold For Withhold 09 - Susan C. Schnabel 10 - Ryan M. Sprott For Withhold IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain For Against Abstain 1 Yr 2 Yrs 3 Yrs Abstain 2. Advisory VOTE on Executive Compensation. 4. Approval of STR Holdings, Inc. 2010 Employee Stock Purchase Plan. 3. Frequency of advisory VOTE on Executive Compensation. 5. Ratification of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2011. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1234 5678 9012 345 MMMMMMM 1 1 4 7 0 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Time, on May 24, 2011. Vote by Internet Log on to the Internet and go to www.investorvote.com/STR Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

2011 Annual Meeting of Stockholders April 25, 2011 Dear Stockholder: It is my pleasure to invite you to STR Holdings, Inc.’s 2011 annual meeting of stockholders. The meeting will be held on Tuesday, May 24, 2011, at 10:00 a.m., Eastern Time, at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut, 06095 (Tel. No. 860-688-7500). Details regarding admission to the meeting and the business to be conducted are described in the Notice of 2011 Annual Meeting of Stockholders and Proxy Statement following this letter. We have also made available a copy of our 2010 Annual Report to Stockholders and proxy card with the proxy statement. We have provided access to our proxy materials over the Internet under the Securities and Exchange Commission’s “e-proxy” rules. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials. We encourage you to access and review all the important information contained in the proxy materials before voting. If you want more information, please see the Questions and Answers section of the proxy statement or visit the Investor Relations section of our website at www.strholdings.com. Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the other side of this letter and in the proxy statement. Thank you for supporting STR Holdings, Inc. We look forward to seeing you at our annual meeting. Sincerely, Dennis L. Jilot Chairman, President and Chief Executive Officer This Proxy is Solicited on Behalf of the Board of Directors The undersigned holder of STR Holdings, Inc. common stock hereby appoints Dennis L. Jilot and Barry A. Morris, or either of them with full power of substitution, as attorneys and proxies for and in the name of the undersigned to vote all the shares of the common stock of STR Holdings, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held on Tuesday, May 24, 2011, beginning at 10:00 a.m., Eastern Time, at the Hartford/Windsor Marriott Airport Hotel, 28 Day Hill Road, Windsor, Connecticut 06095 (Tel. No. 860-688-7500), and at any adjournments or postponements thereof, as directed on this card on the matters set forth on the reverse side hereof, all as described in the accompanying proxy statement and in their discretion, on all other matters that may properly come before such annual meeting. This proxy card, when properly executed, will be voted in the manner directed herein. If the proxy is signed and returned but no direction is given, then the proxy will be voted “FOR” approval of each of Proposals 1 and 2 and 4 and 5 and “3 years” for Proposal 3 and in the discretion of the proxies on any other matters as may properly come before the annual meeting. The STR Holdings, Inc. Board of Directors recommends a vote “FOR” Proposals 1 and 2 and 4 and 5 and “3 years” for Proposal 3. (Continued, and to be marked, dated and signed, on the other side) Proxy — STR HOLDINGS, INC. + + Change of Address — Please print your new address below. Comments — Please print your comments below. C Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.